EXHIBIT 10.35

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                     APOLLO BEACH PLAZA LIMITED PARTNERSHIP
                            6412 U.S. HWY. 41, NORTH
                                  P.O. BOX 3471
                             APOLLO BEACH, FL 33572

                                  ------------

                            Telephone (813) 645-7745
                               Fax (813) 645-5933


                                 LEASE AGREEMENT


THIS LEASE MADE THIS 1ST DAY OF SEPTEMBER, 1997, BY AND BETWEEN APOLLO BEACH PLAZA LIMITED PARTNERSHIP, HEREAFTER REFERRED TO AS "LANDLORD" AND APOLLO INTERNATIONAL OF DELAWARE, INC., HEREAFTER REFERRED TO AS "TENANT".


                             INTRODUCTORY PROVISIONS


CERTAIN FUNDAMENTAL LEASE PROVISIONS ARE PRESENTED HERE SOLELY TO FACILITATE CONVENIENT REFERENCE BY PARTIES HERETO:

A)     TENANT'S TRADE NAME:                                 APOLLO INTERNATIONAL OF DELAWARE, INC.

B)     MAIN TERM:                                           APPROXIMATE 60 MONTHS, EXPIRES:  8/31/2002

C)     TENANT'S SPACE NUMBER:                               6442-60, ADDRESS:  6442 U.S. HWY. 41 N., APOLLO BEACH,
                                                            FL 33572

D)     ESTIMATED SQ. FOOTAGE IN PREMISES:                   8,000

E)     TENANT'S INTERIOR IMPROVEMENTS CONSTRUCTION
       COMMENCEMENT DATE:                                   9/1/97

F)     CONSTRUCTION PERIOD:

G)     MINIMUM BASE RENT:                                   PER MONTH $4166.67

H)     PERCENTAGE RENT:                                     NONE

I)     RENT COMMENCEMENT DATE:                              9/1/97

J)     CAM COMMENCEMENT DATE:                               9/1/97

K)     SECURITY DEPOSIT:                                    $8,333.34




L)     OTHER SUMS PAYABLE (FIRST YEAR):                     EST. COMMON AREA MAINTENANCE (MONTHLY) - $393.33
                                                            EST. REAL ESTATE TAX (MONTHLY)  -$460.00
                                                            EST. INSURANCE (MONTHLY) - $180.00
                                                            EST. FLORIDA SALES TAX (@ 7%) - (MONTHLY) $364.00
                                                            EFFECTIVE 10/1/97 SALES TAX WILL BE 6.75% - $351.00
                                                            SALES TAX WILL BE PAYABLE AS REQUIRED BY STATE OF
                                                            FLORIDA ON ALL ADDITIONAL RENT, SUCH AS:  C.A.M., REAL
                                                            ESTATE REIMBURSEMENT, INSURANCE AND ALL OTHER CHARGES
                                                            SO SET FORTH IN THIS LEASE
                                                            TOTAL MONTHLY RENT - $4464.00
                                                            AS OF 10/1/97 - $5551.00

M)     USE SUMMARY:                                         ELECTRONIC MANUFACTURING - LESSEE PAYS CIT ONLY FOR
                                                            FIRST EIGHT MONTHS OF $1033.33 PER MONTH ONLY PLUS CIT
                                                            OF $1033.33 PLUS APPLICABLE SALES TAX.  RENT ADJUSTED
                                                            EACH 9/1 THEREAFTER AS PER RENT SCHEDULE.

1.       DEMISED PREMISES

         LANDLORD LEASES TO TENANT AND TENANT RENTS FROM LANDLORD THOSE CERTAIN PREMISES, NOW OR HEREAFTER TO BE ERECTED IN THE SHOPPING CENTER HAVING A GROSS LEASABLE AREA OF APPROXIMATELY 113,000 SQUARE FEET (HEREINAFTER REFERRED TO AS "SHOPPING CENTER") LOCATED AT 6412 U.S. HWY 41 NORTH, APOLLO BEACH, FLORIDA 33572, WHICH PREMISES ARE MORE PARTICULARLY DESCRIBED AS FOLLOWS: A STORE HAVING A WIDTH OF APPROXIMATELY 50 FEET, SAID MEASUREMENTS BEING FROM CENTER OF PARTITION TO CENTER OF PARTITION, EXCEPT THAT IN THE EVENT DEMISED PREMISES IS AN END STORE, MEASUREMENTS SHALL INCLUDE FULL WIDTH OF END WALL, AND DEPTH OF APPROXIMATELY 160 FEET, OUTSIDE DIMENSIONS (ALL HEREINAFTER COLLECTIVELY CALLED "DEMISED PREMISES").

LESSEE:  APOLLO INTERNATIONAL OF DELAWARE, INC.

                                      INDEX
                                      -----

SUBJECT                                                                 PAGE NO.
-------                                                                 --------

1.   DEMISED PREMISES......................................................2
2.   COMMENCEMENT OF TERM AND POSSESSION...................................4
3.   LENGTH OF TERM........................................................5
4.   USE OF PREMISES.......................................................5
5.   RENTAL................................................................5
6.   SECURITY DEPOSIT......................................................7
7.   COMMON AREA FACILITIES................................................8
8.   PUBLIC UTILITIES......................................................9
9.   TAXES.................................................................9
10.  INSURANCE............................................................10
11.  REPAIRS..............................................................10
12.  TENANT'S RIGHT TO MAKE ALTERATIONS...................................11
13.  AFFIRMATIVE COVENANTS OF TENANT......................................11
14.  NEGATIVE COVENANTS OF TENANT.........................................13
15.  SIGNS................................................................13
16.  RIGHTS OF LANDLORD...................................................13
17.  DAMAGE TO PREMISES...................................................14
18.  INDEMNIFICATION, PUBLIC LIABILITY INSURANCE AND OTHER INSURANCE......14
19.  WAIVER OF CLAIMS.....................................................15
20.  TRADE FIXTURES.......................................................16
21.  ASSIGNING, MORTGAGING, SUBLETTING....................................16
22.  SUBORDINATION........................................................16
23.  PERFORMANCE OF TENANT'S COVENANTS....................................16
24.  EVENTS OF DEFAULT....................................................17
25.  RIGHTS OF LANDLORD UPON DEFAULT BY TENANT............................18
26.  FINANCING AGREEMENT..................................................19
27.  CUSTOMS AND USAGE....................................................19
28.  SURRENDER AND HOLDING OVER...........................................19
29.  ADDITIONAL CONSTRUCTION..............................................19
30.  CONDEMNATION.........................................................20
31.  NOTICES..............................................................20
32.  SUCCESSORS AND ASSIGNS...............................................20
33.  QUIET ENJOYMENT......................................................21
34.  BROKERS..............................................................21
35.  SCOPE AND INTERPRETATION OF THE AGREEMENT............................21
36.  EXCULPATION..........................................................21
37.  CAPTIONS.............................................................21
38.  DELETED..............................................................22
39.  MODIFICATION.........................................................22
40.  JOINT OBLIGATION.....................................................22
41.  TIME IS OF THE ESSENCE...............................................22
42.  AUTHORITY............................................................22
43.  CHOICE OF LAW........................................................22
44.  RADON GAS............................................................22
45.  LANDLORD'S ACCEPTANCE................................................22
46.  SUPPLEMENTAL CODE COMPLIANCE PROVISION...............................23


RIDER #1 - ADDENDUM TO LEASE
RIDER #2 - OPTION TO RENEW
RIDER #3 - GUARANTY
RIDER #4 - EXHIBITS
RIDER #5 - RENT SCHEDULE & OPTION

         THE BOUNDARIES AND LOCATION OF THE DEMISED PREMISES ARE OUTLINED IN RED IN A DIAGRAM OF THE SHOPPING CENTER, WHICH IS ATTACHED HERETO AND MADE A PART HEREOF AND MARKED "EXHIBIT A". SAID EXHIBIT SETS FORTH THE GENERAL LAYOUT OF THE
- SHOPPING CENTER AND SHALL NOT BE DEEMED TO BE A WARRANTY, REPRESENTATION OR AGREEMENT ON THE PART OF LANDLORD THAT SAID SHOPPING CENTER WILL BE EXACTLY AS INDICATED ON SAID DIAGRAM. LANDLORD MAY INCREASE, REDUCE OR CHANGE THE NUMBER, DIMENSIONS OR LOCATIONS OF THE WALKS, BUILDINGS AND PARKING AREAS AS LANDLORD SHALL DEEM PROPER, AND RESERVES THE RIGHT TO MAKE ALTERATIONS OR ADDITIONS TO, AND TO BUILD ADDITIONAL STORES ON, THE BUILDING IN WHICH THE DEMISED PREMISES ARE CONTAINED AND TO ADD BUILDINGS ADJOINING SAME OR ELSEWHERE IN THE SHOPPING CENTER. THE USE AND OCCUPATION BY TENANT OF THE DEMISED PREMISES SHALL INCLUDE THE RIGHT TO THE NON-EXCLUSIVE USE, IN COMMON WITH OTHERS, OF ALL SUCH AUTOMOBILE PARKING AREAS, DRIVEWAYS, TRUCK AND SERVICE COURTS, WALKS AND OTHER FACILITIES DESIGNATED FOR COMMON USE, AS HAVE BEEN INSTALLED BY LANDLORD, AND OF SUCH OTHER AND FURTHER FACILITIES AS MAY BE PROVIDED OR DESIGNATED FROM TIME TO TIME BY LANDLORD FOR COMMON USE, SUBJECT HOWEVER, TO THE TERMS AND CONDITIONS OF THIS LEASE AND TO REASONABLE RULES AND REGULATIONS FOR THE USE THEREOF, AS PRESCRIBED FROM TIME TO TIME BY LANDLORD.

2.       COMMENCEMENT OF TERM AND POSSESSION

         A. LANDLORD WARRANTS THAT IT IS THE OWNER OF THE TRACT OF LAND SHOWN ON EXHIBIT "A".

         B. THE TERM OF THIS LEASE SHALL COMMENCE UPON TURNOVER. IN THE EVENT TENANT SHALL BE REQUIRED TO OPEN FOR BUSINESS ON A DAY OTHER THAN THE FIRST DAY OF THE MONTH, THEN THE RENT SHALL BE PAYABLE PURSUANT TO PARAGRAPH 5A OF THIS LEASE FOR THE FRACTIONAL PROPORTION THEREOF ON THE BASIS OF A THIRTY (30) DAY MONTH AND THE TERM OF THE LEASE SHALL COMMENCE ON THE FIRST DAY OF THE MONTH NEXT SUCCEEDING. TENANT SHALL, UPON REQUEST OF LANDLORD, EXECUTE AND DELIVER TO LANDLORD A WRITTEN DECLARATION IN RECORDABLE FORM STATING AND INSURING THE COMMENCEMENT AND TERMINATION DATE THEREOF AND CERTIFYING THAT THE LEASE IS IN FULL FORCE AND EFFECT AND THERE ARE NO DEFENSES OR OFFSETS THERETO OR STATING THOSE CLAIMED BY TENANT.

         C. TENANT AGREES THAT UPON RECEIVING NOTICE FROM LANDLORD THAT DEMISED PREMISES ARE SUBSTANTIALLY COMPLETED, TENANT WILL, WITH DUE DILIGENCE, PROCEED TO INSTALL SUCH FIXTURES AND EQUIPMENT AND TO PERFORM SUCH OTHER WORK AS SHALL BE NECESSARY OR APPROPRIATE IN ORDER TO PREPARE THE DEMISED PREMISES FOR THE OPENING OF BUSINESS. IN THE EVENT THAT TENANT DOES NOT OPEN DEMISED PREMISES FOR THE CONDUCT OF ITS BUSINESS WITH THIRTY (30) DAYS AFTER NOTICE TO TENANT THAT THE DEMISED PREMISES ARE READY FOR TENANT AS PROVIDED ABOVE, LANDLORD, IN ADDITION TO ALL OTHER REMEDIES HEREUNDER, SHALL HAVE THE OPTION OF TERMINATING THIS LEASE BY GIVING TENANT WRITTEN NOTICE OF SUCH TERMINATION, WHEREUPON THIS LEASE SHALL BE TERMINATED, UNLESS BY THE DATE OF GIVING OF SAID WRITTEN NOTICE TENANT SHALL HAVE OPENED THE DEMISED PREMISES FOR THE CONDUCT OF ITS BUSINESS. TENANT AGREES TO SUBMIT TO LANDLORD WITHIN THIRTY (30) DAYS FROM THE EXECUTION OF THIS LEASE PLANS AND SPECIFICATIONS COVERING ALL WORK WHICH TENANT PROPOSES TO DO AT TENANT'S SOLE COST AND EXPENSE IN THE DEMISES PREMISES. SUCH PLANS AND SPECIFICATIONS SHALL BE PREPARED IN SUCH DETAIL AS LANDLORD MAY REQUIRE AND TENANT AGREES NOT TO COMMENCE WORK UPON ANY OF THE AFORESAID TENANT'S WORK UNTIL LANDLORD HAS APPROVED SUCH PLANS AND SPECIFICATIONS IN WRITING. LANDLORD

AGREES TO ACT WITH REASONABLE PROMPTNESS WITH RESPECT TO SUCH PLANS AND SPECIFICATIONS. WORK COMPLETE.

         D. LANDLORD AGREES THAT UPON THE DATE OF DELIVERY OF POSSESSION TO THE TENANT, DEMISES PREMISES SHALL BE FREE OF ALL VIOLATIONS, ORDERS OR NOTICES OF VIOLATIONS OF ALL PUBLIC AUTHORITIES.

         E. BY OCCUPYING THE DEMISED PREMISES AS A TENANT, OR BY INSTALLING FIXTURES, FACILITIES OR EQUIPMENT OR PERFORMING FINISHING WORK AND INTERIOR IMPROVEMENTS, TENANT SHALL BE DEEMED TO HAVE ACCEPTED THE DEMISED PREMISES AND TO HAVE ACKNOWLEDGED THAT THE DEMISED PREMISES ARE IN THE CONDITION REQUIRED BY THIS LEASE.

3.       LENGTH OF TERM

         THE TERM OF THIS LEASE SHALL BE FOR SIXTY (60) MONTHS FOLLOWING THE COMMENCEMENT OF THE TERM, AS DEFINED IN PARAGRAPH 2 ABOVE, UNLESS SOONER TERMINATED OR EXTENDED AS HEREINAFTER PROVIDED. (IN THE EVENT THAT THE PARTIES HAVE AGREED TO A DATE CERTAIN AS TO THE COMMENCEMENT OF THE TERM, THE LEASE SHALL BEGIN ON THE FIRST DAY OF SEPTEMBER, 1997.

         THE SUM OF $33,333.36 PLUS SALES TAX REPRESENTING 8 MONTHS RENTAL AT THE SIGNING OF THIS LEASE, WHICH SUM SHALL BE CREDITED TOWARD THE 1ST THRU 8TH MONTHS RENT PAYABLE UNDER THE TERMS OF PARAGRAPH 5A OF THIS LEASE, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, SHALL BE NON-REFUNDABLE AND SHALL BE RETAINED BY LANDLORD AS CONSIDERATION FOR THE EXECUTION OF THIS LEASE IN THE EVENT THAT TENANT SHOULD CANCEL OR DEFAULT UNDER THE TERMS OF THIS LEASE AFTER COMMENCEMENT OF CONSTRUCTION OF THE SHOPPING CENTER IN WHICH THE DEMISED PREMISES ARE LOCATED.

4.       USE OF PREMISES:

         A. TENANT SHALL USE THE DEMISED PREMISES SOLELY FOR THE PURPOSE OF THE PRINCIPAL BUSINESS OF: PRINCIPAL USE: ELECTRONIC MANUFACTURING. SECONDARY USE:
___________________________.
RESTRICTION:__________________________________________________ AND SHALL OPERATE
SAID BUSINESS UNDER THE NAME OF: APOLLO INTERNATIONAL OF DELAWARE, INC. TENANT SHALL NOT USE OR PERMIT OR SUFFER THE USE OF THE DEMISED PREMISES FOR ANY OTHER BUSINESS OR PURPOSE.

         B. DELETED

5.       RENTAL:

         A. MINIMUM RENTAL: TENANT COVENANTS AND AGREES TO PAY LANDLORD A MINIMUM ANNUAL RENTAL OF: FIFTY THOUSAND, ($50,000.00) DOLLARS PLUS SALES TAX OR ANY OTHER CHARGE WHICH MAY BE MADE ON THE RENTAL BE ANY FEDERAL, STATE OR LOCAL GOVERNMENTAL AUTHORITY, PAYABLE IN EQUAL MONTHLY INSTALLMENTS WITHOUT NOTICE, DEDUCTION OR SET-OFFS, ON THE FIRST DAY OF EACH CALENDAR MONTH DURING THE TERM HEREOF. SUCH MINIMUM RENT SHALL COMMENCE TO ACCRUE: 9/1/97, SAID DATE BEING HEREIN SOMETIMES REFERRED TO AS THE "RENTAL COMMENCEMENT DATE". THE FIRST RENTAL PAYMENT DATE HEREUNDER SHALL BE THE FIRST DAY OF THE FIRST CALENDAR MONTH FOLLOWING THE RENTAL COMMENCEMENT DATE AND SHALL INCLUDE, IN ADDITION TO ONE FULL MONTH'S ADVANCE RENT, A PRORATED AMOUNT APPLICABLE TO THE PERIOD FROM THE

RENTAL COMMENCEMENT DATE TO SUCH RENTAL PAYMENT DATE. NOTWITHSTANDING THE FOREGOING, IF THE RENTAL COMMENCEMENT DATE IS THE FIRST DAY OF A CALENDAR MONTH, IN THAT EVENT, THE FIRST FULL MONTH'S ADVANCE RENT SHALL BE DUE AND PAYABLE. THE MINIMUM RENTAL UNDER THIS PARAGRAPH SHALL BE ADJUSTED ANNUALLY PURSUANT TO PARAGRAPH 5B.

         B. ANNUAL RENTAL ADJUSTMENTS WITH CPI: IN VIEW OF THE FLUCTUATION PURCHASING POWER OF THE DOLLAR, THE PARTIES HERETO, DESIRING TO ADJUST THE RENT HEREUNDER TO SUCH PURCHASING POWER ON AN ANNUAL BASIS, AGREE THAT ADJUSTMENTS SHALL BE MADE IN THE MINIMUM ANNUAL RENTAL YEARLY AS HEREINAFTER PROVIDED SO AS TO REFLECT AS NEARLY AS POSSIBLE SUCH FLUCTUATIONS. THE PARTIES HERETO ADOPT AS THE STANDARD FOR MEASURING SUCH FLUCTUATIONS THE REVISED CONSUMER PRICE INDEX, UNITED STATES AVERAGE ON ALL ITEMS AND COMMODITY GROUPS ISSUED BY THE BUREAU OF LABOR STATISTICS OF THE UNITED STATES, HEREINAFTER REFERRED TO AS THE "INDEX". THE INDEX FOR THE MONTH IN WHICH THE TERM OF THIS LEASE COMMENCES SHALL BE TAKEN AS THE BASIC STANDARD.

         THE FIRST ADJUSTMENT SHALL BE MADE ON THE FIRST DAY OF THE SECOND LEASE YEAR AND THEREAFTER ADJUSTMENTS WILL BE MADE ANNUALLY AND WILL BE EFFECTIVE FOR THE ENSUING LEASE YEARS. RENTAL ADJUSTMENTS SHALL BE MADE BY MULTIPLYING THE FIXED MINIMUM ANNUAL RENTAL INITIALLY SPECIFIED HEREIN BY A FRACTION, THE NUMERATOR OF WHICH SHALL BE THE NEW INDEX FIGURE (SUCH FIGURE BEING THE INDEX FIGURE FOR THE MONTH IMMEDIATELY PRECEDING EACH RENTAL ADJUSTMENT DATE) AND THE DENOMINATOR OF WHICH SHALL BE THE BASIC STANDARD; AND THE RESULT THUS OBTAINED SHALL BE THE ANNUAL RENTAL TO BE PAID IN MONTHLY INSTALLMENTS OVER THE ENSUING LEASE YEAR PERIOD.

         IT IS UNDERSTOOD THAT THE INDEX IS NOW BEING PUBLISHED MONTHLY BY THE BUREAU OF LABOR STATISTICS OF THE UNITED STATES DEPARTMENT OF LABOR. SHOULD IT BE PUBLISHED AT OTHER INTERVALS SO THAT THE MONTHLY FIGURE CANNOT BE DETERMINED EXACTLY AS ABOVE CONTEMPLATED FOR THE BASIC STANDARD, THEN THE BASIC STANDARD SHALL BE ARRIVED AT FROM THE INDEX OR INDEXES PUBLISHED BY SAID BUREAU MOST CLOSELY APPROXIMATING THE SAID ONCE A MONTH INTERVAL. SHOULD SAID BUREAU OF LABOR STATISTICS CHANGE THE MANNER OF COMPUTING SUCH INDEX, THE BUREAU SHALL BE REQUESTED TO FURNISH A CONVERSION FACTOR DESIGNED TO ADJUST THE NEW INDEX TO THE ONE PREVIOUSLY IN USE, AND THE ADJUSTMENT TO THE NEW INDEX SHALL BE MADE ON THE BASIS OF SUCH CONVERSION FACTOR. SHOULD THE PUBLICATION OF SAID INDEX BE DISCONTINUED BY SAID BUREAU OF LABOR STATISTICS, THEN SUCH OTHER INDEX AS MAY BE PUBLISHED BY SUCH BUREAU MOST NEARLY APPROACHING SAID DISCONTINUED INDEX SHALL BE USED IN MAKING THE ADJUSTMENTS HEREIN PROVIDED. SHOULD SAID BUREAU DISCONTINUE THE PUBLICATION OF AN INDEX APPROXIMATING THE INDEX HEREIN CONTEMPLATED, THEN SUCH INDEX AS MAY BE PUBLISHED BY ANOTHER UNITED STATES GOVERNMENTAL AGENCY, AS MOST NEARLY APPROXIMATES THE INDEX HEREIN FIRST ABOVE REFERRED TO, SHALL GOVERN AND BE SUBSTITUTED AS THE INDEX TO BE USED SUBJECT TO THE APPLICATION OF AN APPROPRIATE CONVERSION FACTOR TO BE FURNISHED BY THE GOVERNMENTAL AGENCY PUBLISHING THE ADOPTED INDEX. IF SUCH GOVERNMENTAL AGENCY WILL NOT FURNISH SUCH CONVERSION FACTOR, THEN ANOTHER INDEX GENERALLY RECOGNIZED AS AUTHORITATIVE SHALL BE SUBSTITUTED BY LANDLORD.

         FOR ANY CONSUMER PRICE INDEX ADJUSTMENT HEREUNDER PAID, THE CPI ADJUSTMENT SHALL BE 10% OF THE RENTAL PAID IMMEDIATELY PRIOR TO SUCH ADJUSTMENT WHEN SUCH ADJUSTMENT IS MADE AFTER A ONE (1) YEAR PERIOD. CPI AS OF JUNE TWO MONTHS PRIOR TO RENEWAL DATE.

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         IN THE EVENT OF ANY CONTROVERSY ARISING AS TO THE PROPER ADJUSTMENT OF
THE RENTAL PAYMENTS AS HEREIN PROVIDED, TENANT SHALL PAY THE ADJUSTED RENT AS FIXED BY LANDLORD UNTIL SUCH TIME AS SAID CONTROVERSY HAS BEEN SETTLED, AT WHICH TIME AN ADJUSTMENT WILL BE MADE, RETROACTIVE TO THE BEGINNING OF THE ADJUSTMENT PERIOD IN WHICH THE CONTROVERSY AROSE. HOWEVER, IN NO EVENT SHALL THE ANNUAL RENT DUE AND PAYABLE HEREUNDER BE LESS THAN THE ANNUAL RENT PAYABLE IN THE PRECEDING YEAR, REGARDLESS OF THE VALUE OF THE DOLLAR AS REFLECTED BY SAID INDEX.

         C. RELATIONSHIP OF PARTIES: NOTWITHSTANDING THE PAYMENT OF
PERCENTAGE RENT, IT IS AGREED THAT LANDLORD SHALL IN NO EVENT BE DEEMED TO BE A PARTNER OR ENGAGED IN A JOINT TENANT WITH, OR AN ASSOCIATE OF TENANT IN THE CONDUCT OF ITS BUSINESS, NOR SHALL LANDLORD BE LIABLE FOR ANY DEBTS INCURRED BY TENANT IN THE CONDUCT OF ITS BUSINESS. NOTHING IN THIS LEASE CONTAINED SHALL BE DEEMED OR CONSTRUED TO CONFER UPON LANDLORD ANY INTEREST IN THE BUSINESS OF THE TENANT. THE RELATIONSHIP OF THE PARTIES DURING THE TERM OF THIS LEASE SHALL BE AT ALL TIMES THAT OF LANDLORD AND TENANT.

         D. TIME AND PLACE OF PAYMENT: TENANT SHALL PROMPTLY PAY ALL
RENTALS AND OTHER CHARGES DUE HEREUNDER AND RENDER ALL STATEMENTS HEREIN PRESCRIBED AT THE OFFICE OF THE LANDLORD OR LANDLORDS AGENT, 6412 U.S. HWY 41, NORTH, APOLLO BEACH, FL 33572, OR TO SUCH OTHER PERSON OR CORPORATION, OR AT SUCH OTHER PLACE AS SHALL BE DESIGNATED BY LANDLORD IN WRITING, ON OR BEFORE THE DESIGNATED DUE DATE. IF LANDLORD SHALL PAY ANY MONIES OR INCUR ANY EXPENSES IN CORRECTION OF ANY VIOLATION OF ANY COVENANT OF TENANT HEREIN SET FORTH THE AMOUNTS SO PAID OR INCURRED SHALL, AT LANDLORD'S OPTION AND ON NOTICE TO TENANT, BE CONSIDERED ADDITIONAL RENTALS PAYABLE BY TENANT WITH THE FIRST INSTALLMENT OF RENTAL THEREAFTER TO BECOME DUE AND PAYABLE AND MAY BE COLLECTED OR ENFORCED AS BY LAW PROVIDED IN RESPECT OF RENTALS. TENANT AGREES TO PAY INTEREST OF 10% OF TOTAL RENT CHARGES SIMULTANEOUSLY WITH PAYMENTS MADE TO LANDLORD AFTER THE 5TH OF EACH MONTH, SUCH INTEREST WILL BECOME DUE AND PAYABLE AFTER THE 5TH OF EACH MONTH ANY MAY BE COLLECTED OR ENFORCED AS PROVIDED UNDER PARAGRAPH 25 OF THIS LEASE.

6.       SECURITY DEPOSIT:

         A. SIMULTANEOUSLY, WITH THE EXECUTION OF THIS LEASE, THE TENANT SHALL DEPOSIT WITH THE LANDLORD THE SUM OF EIGHT THOUSAND THREE HUNDRED THIRTY THREE DOLLARS AND 34/100 ($8,333.34) DOLLARS ON ACCOUNT TO BE HELD AS COLLATERAL SECURITY FOR THE PAYMENT OF ANY RENTALS AND OTHER SUMS OF MONEY PAYABLE BY TENANT UNDER THIS LEASE, AND FOR THE FAITHFUL PERFORMANCE OF ALL OTHER COVENANTS AND AGREEMENTS OF TENANT HEREUNDER; THE AMOUNT OF SAID DEPOSIT, WITHOUT INTEREST, TO BE REPAID TO TENANT AFTER THE TERMINATION OF THIS AND ANY RENEWAL THEREOF, PROVIDED TENANT SHALL HAVE MADE ALL SUCH PAYMENTS, AND PERFORMED ALL SUCH COVENANTS AND AGREEMENTS. UPON ANY DEFAULT BY TENANT HEREUNDER ALL OR PART OF SAID DEPOSIT MAY, AT LANDLORD'S SOLE OPTION, BE APPLIED ON ACCOUNT OF SUCH DEFAULT, AND THEREAFTER TENANT SHALL PROMPTLY RESTORE THE RESULTING DEFICIENCY IN SAID DEPOSIT. SHOULD LANDLORD RETAIN SAID DEPOSIT ON ACCOUNT OF DEFAULT, THE DEPOSIT SHALL IN NO WAY BE CONSTRUED AS LIQUIDATED DAMAGES, AND LANDLORD RESERVES ITS RIGHT TO SEEK ANY ADDITIONAL DAMAGES SUSTAINED FROM DEFAULT BY TENANT. TENANT HEREBY WAIVES THE BENEFIT OF ANY PROVISION OF LAW REQUIRING SUCH DEPOSIT TO BE HELD IN ESCROW OR IN TRUST, AND SAID DEPOSIT SHALL BE DEEMED TO BE THE PROPERTY OF LANDLORD AND MAY BE CO-MINGLED BY LANDLORD WITH ITS OWN FUNDS. IN THE DEMISED

PREMISES IN THE EVENT THAT SUCH INTEREST BE SOLD AND THEREUPON
LANDLORD SHALL BE DISCHARGED FROM ANY FURTHER LIABILITY WITH RESPECT TO SUCH DEPOSIT, AND THIS PROVISION SHALL ALSO APPLY TO ANY SUBSEQUENT TRANSFERS.

7.       COMMON AREA FACILITIES

         A. ALL FACILITIES FURNISHED BY LANDLORD IN THE SHOPPING CENTER AND DESIGNATED FOR THE GENERAL USE, IN COMMON, OF OCCUPANTS OF THE SHOPPING CENTER, INCLUDING TENANT HEREUNDER, THEIR OFFICERS, AGENTS, EMPLOYEES AND CUSTOMERS, INCLUDING, BUT NOT LIMITED TO PARKING AREAS, TRUCKWAY OR WAYS, LOADING DOCKS, PEDESTRIAN SIDEWALKS AND RAMPS, LANDSCAPED AREAS, EXTERIOR STAIRWAYS AND OTHER SIMILAR FACILITIES SHALL AT ALL TIMES BE SUBJECT TO THE EXCLUSIVE CONTROL AND MANAGEMENT OF LANDLORD, AND LANDLORD SHALL HAVE THE RIGHT FROM TIME TO TIME TO CHANGE THE AREA, LEVEL, LOCATION AND ARRANGEMENT OF SUCH PARKING AREAS AND OTHER FACILITIES ABOVE REFERRED TO, TO RESTRICT PARKING BY TENANTS AND THEIR EMPLOYEES TO EMPLOYEE PARKING AREAS, AND TO MAKE RULES AND REGULATIONS PERTAINING TO AND NECESSARY FOR THE PROPER OPERATION AND MAINTENANCE OF THE COMMON FACILITIES. LANDLORD SHALL, ALSO HAVE THE RIGHT FROM TIME TO TIME TO ESTABLISH CHANGE, ALTER, AMEND, AND ENFORCE AGAINST TENANT AND THE OTHER USERS OF THE COMMON FACILITIES SUCH REASONABLE RULES AND REGULATIONS (INCLUDING THE EXCLUSION OF EMPLOYEES, PARKING FROM THE COMMON FACILITIES) AS IN ITS OPINION ARE NECESSARY OR ADVISABLE FOR THE PROPER AND EFFICIENT OPERATION AND MAINTENANCE OF THE COMMON FACILITIES. THE RULES AND REGULATIONS MAY INCLUDE, WITHOUT LIMITATION, THE HOURS DURING WHICH THE COMMON FACILITIES SHALL BE OPEN FOR USE.

         B. IN EACH LEASE YEAR, TENANT WILL PAY TO LANDLORD AS ADDITIONAL RENT HEREUNDER SUCH PROPORTION OF LANDLORD'S OPERATING COST OF COMMON FACILITIES AS THE GROSS FLOOR AREA OF THE DEMISED PREMISES BEARS TO THE GROSS FEASIBLE GROUND FLOOR AREA OF ALL OF THE BUILDINGS OF LANDLORD IN THE SHOPPING CENTER, EXCLUDING THE GROSS SQUARE FOOTAGE OF THOSE AREAS LEASED TO MAJOR OR ANCHOR TENANTS.

         C. FOR THE PURPOSE OF THIS PARAGRAPH 7, "LANDLORD'S OPERATING COST OF COMMON FACILITIES" IS DEFINED AS INCLUDING ALL REASONABLE COSTS AND EXPENSES INCURRED BY LANDLORD IN OPERATING, MAINTAINING AND REPAIRING SAID FACILITIES, INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING: GARDENING AND LANDSCAPE MAINTENANCE, PROVISION OF STORM WATER RETENTION, WATER, SEWER SERVICE CHARGE, ELECTRICITY AND OTHER UTILITIES, PARKING AREA MAINTENANCE AND REPAIRS (INCLUDING STRIPING, CLEANING, SWEEPING AND RESURFACING), COST OF PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE, LIGHTING, SANITARY CONTROL, REMOVAL OF TRASH, RUBBISH, GARBAGE AND OTHER REFUSE, ADVERTISING AND PROMOTIONS, RENTAL FOR OR DEPRECIATION ON MACHINERY AND EQUIPMENT USED IN MAINTENANCE, PAYROLL TAXES, COST OF WORKMEN'S COMPENSATION AND OTHER INSURANCE CARRIED ON OR WITH RESPECT TO THE COMMON AREA, OPERATION OF LOUDSPEAKER AND MUSIC SYSTEMS, MANAGEMENT FEE, AND THE COST OF ALL PERSONNEL NECESSARY TO IMPLEMENT THE FOREGOING SERVICES AND NECESSARY TO POLICE, CONTROL TRAFFIC, SUPPLY SECURITY SERVICE, AND TO MAINTAIN AND TO OPERATE ALL OF THE FACILITIES CONSTITUTING A PART OF THE COMMON AREA AND ANY OTHER COSTS PAYABLE UNDER THE PROVISIONS OF THIS LEASE; PROVIDED, HOWEVER, THAT THE CONTRIBUTIONS MADE BY MAJOR OR ANCHOR TENANTS TOWARD SAID COMMON AREA CHARGES SHALL BE DEDUCTED FROM THE "LANDLORD'S OPERATING COST OF COMMON FACILITIES".

         D. THE ANNUAL CHARGES SHALL BE COMPUTED ON THE BASIS OF PERIODS OF TWELVE (12) CONSECUTIVE CALENDAR MONTHS AS DESIGNATED BY LANDLORD, AND SHALL BE

PAID BY TENANT IN EQUAL INSTALLMENTS IN ADVANCE ON THE FIRST DAY OF EACH CALENDAR MONTH IN AN AMOUNT ESTIMATED BY LANDLORD. WITHIN NINETY (90) DAYS AFTER THE END OF SUCH TWELVE (12) MONTH PERIOD, LANDLORD WILL FURNISH TO TENANT A STATEMENT SHOWING IN REASONABLE DETAIL THE AMOUNT OF LANDLORD'S SAID OPERATING COASTS FOR THE PRECEDING PERIOD, ANDY NECESSARY ADJUSTMENTS SHALL THEREUPON BE MADE, AND THE MONTHLY PAYMENTS TO BE MADE BY TENANT FOR THE ENSUING YEAR SHALL BE ESTIMATED ACCORDINGLY. CHANGES IN APPLICABLE FLOOR AREAS SHALL RESULT IN CORRESPONDING PRO RATE ADJUSTMENTS.

8.       PUBLIC UTILITIES:

         IN ADDITION TO ALL RENTALS HEREIN SPECIFIED, TENANT SHALL PAY FOR ALL UTILITIES, UTILITY IMPACT FEES AND ADDITIONAL USER FEES USED OR CONSUMED IN OR UPON THE DEMISED PREMISES, AND ALL SEWER CHARGES, AS AND WHEN THE CHARGES THEREFORE SHALL BECOME DUE AND PAYABLE, AND TENANT SHALL PAY ANY GARBAGE OR TRASH COLLECTION FEE IMPOSED BY ANY GOVERNMENTAL AUTHORITY.

9.       TAXES:

         AS USED HEREIN, THE TERM "TAXES" SHALL MEAN AND INCLUDE ALL REAL ESTATE TAXES, ANDY OTHER TAXES, ASSESSMENTS, LICENSE AND PERMIT FEES, CHARGES FOR ANY EASEMENT MAINTAINED FOR THE BENEFIT OF THE DEMISED PREMISES AND OTHER GOVERNMENTAL LEVIES AND CHARGES OF EVERY KIND AND NATURE WHATSOEVER, GENERAL AND SPECIAL, EXTRAORDINARY AS WELL AS ORDINARY, FORESEEN AND UNFORESEEN, AND EACH AND EVERY INSTALLMENT THEREOF WHICH SHALL OR MAY FROM TIME TO TIME DURING THE TERM OF THIS LEASE BE LEVIED, ASSESSED, IMPOSED, BECOME DUE AND PAYABLE OR LIENS UPON, OR ARISE IN CONNECTION WITH THE USE, OCCUPANCY OR POSSESSION OF, OR BECOME DUE AND PAYABLE OUT OF, OR FOR, THE ENTIRE SHIPPING CENTER OR ANY PART THEREOF, OR ANY RENT OR INCOME RECEIVED THEREFROM, AND ANY LAND, BUILDINGS OR OTHER IMPROVEMENTS THEREIN, INCLUDING INTEREST ON INSTALLMENT PAYMENTS AND ALL COSTS AND FEES INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY LANDLORD IN CONTESTING TAXES, ASSESSMENTS AND/OR NEGOTIATING WITH PUBLIC AUTHORITIES WITH RESPECT TO THE SAME. FOR THE PURPOSE OF THIS PARAGRAPH 9, THE TERM " TAXES SHALL NOT INCLUDE ANY CHARGE (SUCH AS WATER METER CHARGE AND THE SEWER BASED THEREON) WHICH IS MEASURED BY THE CONSUMPTION BY THE ACTUAL USER OF THE ITEM OR SERVICE FOR WHICH SUCH CHARGE IS MADE, UNLESS SUCH CHARGE IS A CHARGE LEVIED BY REASON OF ANY OPERATION IN OR UPON THE COMMON FACILITIES AND IS THEREBY A COMMON FACILITIES CHARGE. FURTHER, NOTHING HEREIN CONTAINED SHALL BE CONSTRUED TO INCLUDE AS TAXES ANY INHERITANCE, ESTATE, SUCCESSION, TRANSFER, GIFT, FRANCHISE, CORPORATION, NET INCOME OR PROFIT TAX OR CAPITAL LEVY THAT IS OR MAY BE IMPOSED UPON LANDLORD, PROVIDED, HOWEVER, THAT IF AT ANY TIME DURING THE TERM OF THIS LEASE THE METHODS AND/OR BASES OF TAXATION PREVAILING AT THE COMMENCEMENT DATE SHALL BE ALTERED SO THAT IN ADDITION TO, OR IN LIEU OF OR AS A SUBSTITUTE FOR THE WHOLE OR ANY PART OF THE TAXES NOW LEVIED, ASSESSED OR IMPOSED ON REAL ESTATE AS SUCH, THERE SHALL BE LEVIED, ASSESSED OR IMPOSED (1) A TAX ON THE RENTS RECEIVED FROM SUCH REAL ESTATE, OR (11) A LICENSE FEE MEASURED BY THE RENTS RECEIVABLE BY LANDLORD FROM THE SHOPPING CENTER OR ANY PORTION THEREOF, OR
(111) A TAX OR LICENSE FEE IMPOSED UPON LANDLORD WHICH IS OTHERWISE MEASURED BY OR BASED IN WHOLE OR IN PART UPON RENTS DERIVED FROM THE WHOLE SHOPPING CENTER OR ANY PORTION THEREOF, THEN AND IN ANY OF SUCH EVENTS THE SAME SHALL BE INCLUDED IN THE COMPUTATION HEREUNDER OF TAXES.

         LANDLORD SHALL PAY OR CAUSE TO BE PAID (SUBJECT TO THE PROVISIONS REGARDING CONTRIBUTIONS BY TENANT HEREIN SET FORTH) ALL TAXES WHICH MAY BE LEVIED, ASSESSED OR IMPOSED BY THE LAWFUL TAX AUTHORITIES AGAINST THE LAND, BUILDINGS OR OTHER IMPROVEMENTS IN THE ENTIRE SHOPPING CENTER. THE OFFICIAL TAX BILL OR BILLS, AS THE CASE MAY BE, ISSUED BY SUCH LAWFUL TAXING AUTHORITIES SHALL BE CONCLUSIVE EVIDENCE AS TO THE AMOUNT OF ANY SUCH TAX (OR INSTALLMENT THEREOF) LEVIED, ASSESSED OR IMPOSED UPON THE SHOPPING CENTER. ON THE FIRST DAY OF EACH MONTH DURING THE COURSE OF THIS LEASE, TENANT SHALL PAY TO LANDLORD, AS ADDITIONAL RENT IN ADVANCE, THE AMOUNT OBTAINED BY (1) COMPUTING 1/12 OF ALL TAXES LEVIED, ASSESSED OR IMPOSED UPON THE SHOPPING CENTER DURING EACH TAX YEAR IN WHICH THE MONTH IN QUESTION FALLS, (11) MULTIPLYING THE SUM, RESULTING FROM THE COMPUTATION IN STEP (1) BY A FRACTION, THE NUMERATOR OF WHICH SHALL BE THE FLOOR AREA OF THE DEMISED PREMISES, AND THE DENOMINATOR OF WHICH SHALL BE THE FLOOR AREA OF ALL LEASABLE SPACE IN THE SHOPPING CENTER (THE RESULTANT AMOUNT BEING HEREINAFTER REFERRED TO AS THE "PER SQUARE FOOT TAXES"), THE STATUS OF SUCH FLOOR AREA IN EACH INSTANCE TO BE DETERMINED AS OF THE FIRST DAY OF THE MONTH IN QUESTION. IF ON THE FIRST DAY OF THE MONTH IN QUESTION ON THE AMOUNT OF ANY TAX PAYABLE DURING THE THEN CURRENT TAX YEAR SHALL NOT HAVE BEEN DETERMINED BY THE TAXING AUTHORITIES, THEN THE AMOUNT PAYABLE BY TENANT SHALL BE BASED ON THE AMOUNT OF THE CORRESPONDING TAX FOR THE IMMEDIATELY PRECEDING TAX YEAR, SUBJECT TO IMMEDIATE ADJUSTMENT WHEN THE AMOUNT OF SUCH TAX FOR THE THEN CURRENT TAX YEAR SHALL BE DETERMINED AND TENANT SHALL PAY SUCH ADJUSTMENT UPON BEING BILLED THEREFOR BY LANDLORD. IF ANY TAX SHALL BE LEVIED, ASSESSED OR IMPOSED FOR ANY FISCAL PERIOD WHICH DOES NOT CONTAIN 12 MONTHS, THEN IN MAKING THE COMPUTATION OF TENANT'S OBLIGATION FOR TAXES FOR EACH MONTH IN SUCH FISCAL PERIOD, THERE SHALL BE SUBSTITUTED IN THE COMPUTATION UNDER STEP (1), IN LIEU OF 1/12 OF SUCH TAX, THAT FRACTION THEREOF ARRIVED AT BY DIVIDING SUCH TAX BY THE NUMBER OF MONTHS IN SUCH FISCAL PERIOD.

10.      INSURANCE:

         THE LANDLORD WILL PAY IN THE FIRST INSTANCE ALL PREMIUMS FOR FIRE, FLOOR, WINDSTORMS, EXTENDED COVERAGE AND LIABILITY CASUALTY INSURANCE UPON THE SHOPPING CENTER CONTAINING THE DEMISED PREMISES. TENANT SHALL PAY THAT PORTION OF SAID PREMIUM EQUAL TO THE PRODUCT OBTAINED BY MULTIPLYING SAID AMOUNT BY A FRACTION THE NUMERATOR OF WHICH SHALL BE THE FLOOR AREA OF THE DEMISED PREMISES AND THE DENOMINATOR OF WHICH SHALL BE THE FLOOR AREA OF ALL LEASABLE SPACE IN THE SHOPPING CENTER. TENANT SHALL PAY SUCH INSURANCE PREMIUMS IN 12 EQUAL INSTALLMENTS AS ADDITIONAL RENT ON THE 1ST OF EACH MONTH. AN INSURANCE PREMIUM BILL SUBMITTED BY LANDLORDS TO TENANT SHALL BE SUFFICIENT EVIDENCE OF THE AMOUNT OF PREMIUM REQUIRED TO BE PAID. LANDLORD SHALL HAVE ALL THE REMEDIES FOR THE COLLECTION OF TENANT'S SHARE OF REAL ESTATE TAXES AND INSURANCE PREMIUMS AS ARE PROVIDED LANDLORD UNDER THE TERMS OF THIS LEASE FOR THE COLLECTION OF RENT.

11.      REPAIRS:

         LANDLORD WILL KEEP THE FOUNDATION, EXTERIOR WALLS AND ROOF OF THE DEMISED PREMISES, EXCEPTING ANY WORK DONE BY TENANT AND ANY GLASS OR DOORS, IN PROPER REPAIR, PROVIDED THAT IN EACH CASE TENANT SHALL HAVE GIVEN LANDLORD PRIOR WRITTEN NOTICE OF THE NECESSITY OF SUCH REPAIRS. THE COST OF SUCH REPAIRS PERFORMED BY LANDLORD SHALL BE INCLUDED IN THE LANDLORD'S OPERATING COST OF COMMON FACILITIES SET FORTH IN PARAGRAPH 7C OF THIS LEASE. TENANT WILL KEEP THE INTERIOR OF THE DEMISED PREMISES, TOGETHER WITH ALL FIXTURES AND ALL ELECTRICAL, PLUMBING, HEATING, AIR CONDITIONING AND OTHER MECHANICAL INSTALLATIONS WHETHER

LOCATED WITHIN OR ON THE ROOF OF THE DEMISED PREMISES, ALL DOORS AND ALL PLATE GLASS AND DOOR AND WINDOW GLASS IN GOOD ORDER AND PROPER REPAIR AT ITS OWN EXPENSE, USING MATERIALS AND LABOR OF KIND AND QUALITY EQUAL TO THE ORIGINAL WORK, AND WILL SURRENDER THE DEMISED PREMISES AT THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE IN AS GOOD CONDITION AS WHEN RECEIVED, EXCEPTING ONLY DETERIORATION CAUSED BY ORDINARY WEAR AND TEAR AND DAMAGE BY FIRE OR OTHER CASUALTY OF THE KIND INSURED AGAINST IN STANDARD POLICIES OF FIRE INSURANCE WITH EXTENDED COVERAGE. EXCEPT AS HEREINABOVE PROVIDED, LANDLORD SHALL HAVE NO OBLIGATION TO REPAIR, MAINTAIN, ALTER OR MODIFY THE DEMISED PREMISES OR ANY PART THEREOF, OR ANY PLUMBING, HEATING, ELECTRICAL, AIR CONDITIONING OR OTHER MECHANICAL INSTALLATION WHETHER LOCATED WITHIN OR ON THE ROOF OF THE DEMISED PREMISES. UNDER NO CIRCUMSTANCES SHALL LANDLORD BE OBLIGATED TO REPAIR, REPLACE OR MAINTAIN ANY PLATE GLASS OR DOOR OR WINDOW GLASS. IN FURTHERANCE OF TENANT'S OBLIGATION TO MAINTAIN AND REPAIR HEATING, AIR CONDITIONING AND OTHER MECHANICAL INSTALLATIONS IN OR SERVICE HE DEMISED PREMISES, TENANT AGREES TO OBTAIN AND KEEP IN FULL FORCE DURING THE TERM OF THE LEASE, OR ANY RENEWAL THEREOF, A MAINTENANCE, REPAIR AND SERVICE CONTRACT ON SUCH EQUIPMENT REASONABLY SATISFACTORY TO LANDLORD.

12.      TENANT'S RIGHT TO MAKE ALTERATIONS:

         TENANT COVENANTS AND AGREES THAT IT WILL NOT MAKE ANY ALTERATIONS, IMPROVEMENTS OR ADDITIONS TO THE DEMISED PREMISES DURING THE TERM OF THIS LEASE OR ANY EXTENSION THEREOF WITHOUT FIRST OBTAINING THE WRITTEN CONSENT OF THE LANDLORD. TENANT WILL NOT CUT OR DRILL INTO, OR SECURE ANY FIXTURE, APPARATUS OR EQUIPMENT OF ANY KIND TO ANY PART OF THE DEMISED PREMISES WITHOUT FIRST OBTAINING THE WRITTEN CONSENT OF THE LANDLORD. ALL ALTERATIONS, IMPROVEMENTS AND ADDITIONS MADE BY TENANT AS AFORESAID SHALL REMAIN UPON THE DEMISED PREMISES AT THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE AND SHALL BECOME THE PROPERTY OF LANDLORD, UNLESS LANDLORD SHALL, PRIOR TO THE TERMINATION OF THIS LEASE, HAVE GIVEN WRITTEN NOTICE TO TENANT TO REMOVE SAME, IN WHICH EVENT, TENANT SHALL REMOVE SUCH ALTERATIONS IMPROVEMENTS AND ADDITIONS AND RESTORE THE DEMISED PREMISES TO THE SAME GOOD ORDER AND CONDITION IN WHICH IT WAS AT THE COMMENCEMENT OF THIS LEASE. SHOULD TENANT FAIL TO DO SO, LANDLORD MAY DO SO, COLLECTING, AT LANDLORD'S OPTION, THE COST AND EXPENSE THEREOF FROM THE TENANT AS ADDITIONAL RENT.

13.      AFFIRMATIVE COVENANTS OF TENANT:

         TENANT AGREES:

         A. TO COMPLY WITH ANY AND ALL REQUIREMENTS OF ANY PUBLIC AUTHORITIES, AND WITH THE TERMS OF ANY STATE OR FEDERAL STATUTE OR LOCAL ORDINANCE OR REGULATION APPLICABLE TO TENANT OR ITS USE OF THE DEMISED PREMISES, AND SAVE LANDLORD HARMLESS FROM PENALTIES, FINES, COSTS, EXPENSES OR DAMAGES RESULTING FROM FAILURE TO DO SO.

         B. TO GIVE TO LANDLORD PROMPT WRITTEN NOTICE OF ANY ACCIDENT, FIRE BURGLARY, THEFT OR DAMAGE OCCURRING ON OR TO THE DEMISED PREMISES.

         C. THAT ALL LOADING AND UNLOADING OF GOODS SHALL BE RESTRICTED TO THE REAR OF THE SHOPPING CENTER AND ONLY AT SUCH TIMES IN THE AREAS AND THROUGH SUCH ENTRANCES AS MAY BE DESIGNATED FOR SUCH PURPOSES BY THE LANDLORD. TRAILERS OR

TRUCKS SHALL NOT BE PERMITTED TO REMAIN PARKED OVERNIGHT IN ANY AREAS OF THE SHOPPING CENTER, WHETHER LOADED OR UNLOADED.

         D. TO KEEP ALL GARBAGE AND REFUSE IN THE KIND OF CONTAINER SPECIFIED BY LANDLORD AND TO PLACE THE SAME OUTSIDE OF THE DEMISED PREMISES, PREPARED FOR COLLECTION IN THE MANNER AND AT THE TIMES AND PLACES SPECIFIED BY LANDLORD AND IN ACCORDANCE WITH MUNICIPAL REGULATIONS.

         E. TO KEEP THE OUTSIDE AREAS IMMEDIATELY ADJOINING THE DEMISED PREMISES CLEAN, AND NOT TO BURN, PLACE OR PERMIT ANY RUBBISH, OBSTRUCTION OR MERCHANDISE IN SUCH AREAS.

         F. TO KEEP DEMISED PREMISES CLEAN, ORDERLY, SANITARY AND FREE FROM OBJECTIONAL ODORS AND FROM INSECTS, VERMIN AND OTHER PESTS.

         G. TO REQUIRE TENANT'S EMPLOYEES TO PARK THEIR CARS ONLY IN THOSE PORTIONS OF THE PARKING AREA DESIGNATED FOR THAT PURPOSE BY LANDLORD. IF TENANT OR TENANT'S EMPLOYEES VIOLATE THIS PROVISION, THE TENANT AGREES TO PAY LANDLORD FIVE ($5.00) DOLLARS PER DAY PER CAR FOR THE VIOLATION.

         H. TO CONDUCT ITS BUSINESS IN THE DEMISED PREMISES IN ALL RESPECTS IN A DIGNIFIED MANNER AND IN ACCORDANCE WITH HIGH STANDARDS OF STORE OPERATION.

         I. TO COMPLY WITH ALL REASONABLE RULES AND REGULATIONS OF LANDLORD IN EFFECT AT THE TIME OF THE EXECUTION OF THIS LEASE OR AT ANY TIME OR TIMES, AND FROM TIME TO TIME PROMULGATED BY LANDLORD, AS LANDLORD IN ITS SOLE DISCRETION SHALL DEEM NECESSARY IN CONNECTION WITH THE DEMISED PREMISES, THE BUILDING OF WHICH THE DEMISED PREMISES ARE A PART, OR THE SHOPPING CENTER, INCLUDING THE INSTALLATION OF SUCH FIRE EXTINGUISHERS AND OTHER SAFETY EQUIPMENT AS LANDLORD MAY REASONABLY REQUIRE.

         J. TENANT SHALL KEEP THE DEMISED PREMISES AND THE IMPROVEMENTS THEREON AT ALL TIMES DURING THE TERM HEREOF FREE OF MECHANIC'S AND MATERIALMEN'S LIENS AND OTHER LIENS OF LIKE NATURE AND AT ALL TIMES SHALL FULLY PROTECT AND HOLD LANDLORD HARMLESS AGAINST ALL SUCH LIENS OR CLAIMS AND AGAINST ALL ATTORNEY'S FEES AND OTHER COSTS AND EXPENSES ARISING OUT OF OR AS A RESULT OF ANY SUCH LIEN OR CLAIM. TENANT SHALL NOT SUBJECT ANY INTEREST OF LANDLORD TO MECHANIC'S OR MATERIALMAN'S LIENS FOR IMPROVEMENTS MADE BY TENANT ON THE IMPROVEMENTS AND TENANT SHALL NOTIFY ANY CONTRACTOR, SUBCONTRACTOR OR SUPPLIES MAKING ANY SUCH IMPROVEMENTS OR SUPPLYING GOODS AND MATERIALS TO THE PREMISES THAT NO LIEN MAY ATTACH TO THE LANDLORD'S INTEREST IN THE DEMISED PREMISES. A COPY OF SUCH NOTICE SHALL BE SENT TO LANDLORD. LANDLORD MAY RECORD A MEMORANDUM OF THIS LEASE IN THE PUBLIC RECORDS. IN THE EVENT A LIEN IS FILLED AGAINST LANDLORD'S INTEREST IN THE DEMISED PREMISES, LANDLORD, AT ITS OPTION, MAY PAY ALL OR ANY PART OF SUCH LIEN OR CLAIM, AND ANY SUCH PAYMENTS, TOGETHER WITH INTEREST THEREON AT THE RATE OF 18% PER ANNUM FROM THE TIME OF SUCH PAYMENT BY LANDLORD UNTIL REPAYMENT BY TENANT, SHALL BE PAID BY TENANT AS ADDITIONAL RENT UPON DEMAND, AND IF NOT SO PAID, SHALL CONTINUE TO BEAR INTEREST AT THE AFORESAID RATE UNTIL PAID IN FULL.

         K. DELETED

         L. TO BE RESPONSIBLE FOR AND TO PAY BEFORE DELINQUENCY ALL MUNICIPAL, COUNTY OR STATE TAXES ASSESSED DURING THE TERM OF THIS LEASE AGAINST ANY

LEASEHOLD INTEREST OR PERSONAL PROPERTY OF ANY KIND, OWNED BY OR PLACED IN, UPON OR ABOUT THE DEMISED PREMISES BY TENANT.

14.      NEGATIVE COVENANTS OF TENANT:

         TENANT AGREES THAT IT WILL NOT DO ANY OF THE FOLLOWING WITHOUT THE PRIOR CONSENT IN WRITING OF LANDLORD:

         A. USE OR OPERATE ANY MACHINERY THAT, IN LANDLORD'S OPINION, IS HARMFUL TO THE BUILDING OR DISTURBING TO OTHER TENANTS IN THE BUILDING OF WHICH THE DEMISED PREMISES IS A PART; NOR SHALL TENANT USE ANY LOUD SPEAKERS, TELEVISION, PHONOGRAPHS, RADIOS OR CD'S OR OTHER DEVICES IN A MANNER SO AS TO BE HEARD OR SEEN OUTSIDE OF THE DEMISED PREMISES, NOR DISPLAY MERCHANDISE ON THE EXTERIOR OF THE DEMISED PREMISES EITHER FOR SALE OR FOR PROMOTION PURPOSES.

         B. DO OR SUFFER TO BE DONE, ANY ACT, MATTER OR THING OBJECTIONABLE TO THE FIRE INSURANCE COMPANIES WHEREBY THE FIRE INSURANCE OR ANY OTHER INSURANCE NOW IN FORCE OR HEREAFTER TO BE PLACED ON THE DEMISED PREMISES OR ANY PART THEREOF, OR ON THE BUILDING OF WHICH THE DEMISED PREMISES MAY BE A PART, SHALL BECOME VOID OR SUSPENDED, OR WHEREBY THE SAME SHALL BE RATED AS A MORE HAZARDOUS RISK THAN AT THE DATE WHEN TENANT RECEIVES POSSESSION HEREUNDER. IN CASE OF A BREACH OF THIS COVENANT, IN ADDITION TO ALL OTHER REMEDIES OF LANDLORD HEREUNDER, TENANT AGREES TO PAY TO LANDLORD AS ADDITIONAL RENT ANY AND ALL INCREASES OR INCREASES OF PREMIUMS ON INSURANCE CARRIED BY LANDLORD ON THE DEMISED PREMISES, OR ANY PART THEREOF, OR ON THE BUILDING OF WHICH THE DEMISED PREMISES MAY BE A PART, CAUSED IN ANY WAY BY THE OCCUPANCY OF TENANT.

         C. ATTACH ANY AWNING, ANTENNA OR OTHER PROJECTION TO THE ROOF OR THE OUTSIDE WALLS OF THE DEMISED PREMISES OR THE BUILDING OF WHICH THE DEMISED PREMISES ARE A PART.

         D. CONDUCT ANY AUCTION, FIRE, BANKRUPTCY OR SELLING-OUT SALE ON OR ABOUT THE DEMISED PREMISES.

15.      SIGNS:

         TENANT WILL NOT EXHIBIT, INSCRIBE, PAINT OR AFFIX ANY SIGN, ADVERTISEMENT, NOTICE OR OTHER LETTERING ON ANY PART OF THE OUTSIDE OF THE DEMISED PREMISES OR IN THE WINDOWS, OR OF THE BUILDING ON WHICH THE DEMISED PREMISES ARE A PART, OR INSIDE THE DEMISED PREMISES IF VISIBLE FROM THE OUTSIDE, WITHOUT FIRST OBTAINING LANDLORD'S WRITTEN APPROVAL THEREOF; AND TENANT FURTHER AGREES TO MAINTAIN SUCH SIGN, LETTERING, ETC., AS MAY BE APPROVED IN GOOD CONDITION AND REPAIR AT ALL TIMES.

16.      RIGHTS OF LANDLORD:

         LANDLORD RESERVES THE FOLLOWING RIGHTS WITH RESPECT TO THE DEMISED
PREMISES:

         A. AT ALL REASONABLE TIMES, BY ITSELF OR ITS DULY AUTHORIZED AGENTS, TO GO UPON AND INSPECT THE DEMISED PREMISES AND EVERY PART THEREOF AND AT ITS OPTION TO MAKE REPAIRS, ALTERATIONS AND ADDITIONS TO THE DEMISED PREMISES OR THE BUILDING OF WHICH THE DEMISED PREMISES ARE A PART.

         B. TO DISPLAY A "FOR RENT" SIGN AT ANY TIME, AND ALSO, AFTER NOTICE FROM EITHER PARTY OF INTENTION TO TERMINATE THIS LEASE, OR AT ANY TIME WITHIN THREE (3) MONTHS PRIOR TO THE EXPIRATION OF THIS LEASE, A "FOR RENT" SIGN, AND ALL OF SAID SIGNS SHALL BE PLACED UPON SUCH PART OF THE DEMISED PREMISES AS LANDLORD SHALL REQUIRE, EXCEPT ON DISPLAY WINDOWS OR DOOR OR DOORS LEADING INTO THE DEMISED PREMISES. PROSPECTIVE PURCHASERS OR TENANTS AUTHORIZED BY LANDLORD MAY INSPECT THE DEMISED PREMISES AT REASONABLE HOURS AT ANY TIME.

         C. TO COLLECT ALL RENTS, AS WELL AS ANY ADDITIONAL RENT, PERCENTAGE RENT AND ANY OTHER CHARGES DUE LANDLORD BY TENANT, FROM ANY RECEIVER, DEBTOR OR POSSESSION, OR TRUSTEE WHICH MAY BE APPOINTED FOR THE ACCOUNT OF TENANT.

17.      DAMAGE TO PREMISES:

         IF THE DEMISED PREMISES SHALL BE PARTIALLY DAMAGED BY ANY CASUALTY INSURABLE UNDER THE LANDLORD'S INSURANCE POLICY, LANDLORD SHALL, UPON RECEIPT OF THE INSURANCE PROCEEDS, PROVIDED SAME ARE SUFFICIENT TO COVER THE COST, AND, SUBJECT TO THE RIGHTS OF ANY MORTGAGEES, REPAIR THE SAME WITH REASONABLE SPEED, AND A JUST AND PROPORTIONATE PART OF THE RENT SHALL BE ABATED UNTIL SO REPAIRED. THE OBLIGATION OF THE LANDLORD HEREUNDER SHALL BE LIMITED TO THE BASIC BUILDING OR STORE FRONT. IF MORE THAN FIFTY (50%) PERCENT OF THE DEMISED PREMISES SHALL BE RENDERED UNTENANTABLE OR SHOULD BE DAMAGED AS A RESULT OF A RISK WHICH IS NOT COVERED BY LANDLORD'S INSURANCE, OR IF FIFTY (50%) PERCENT OR MORE OF THE GROSS LEASABLE AREA OF THE SHOPPING CENTER SHALL BE DAMAGED OR DESTROYED BY FIRE OR OTHER CAUSE, NOTWITHSTANDING THAT THE DEMISED PREMISES MAY BE UNAFFECTED BY SUCH EVENT, THEN OR IN ANY SUCH EVENT, LANDLORD MAY EFFECT TO REPAIR THE DAMAGE OR CANCEL THIS LEASE WITHIN NINETY (90) DAYS OF SAID OCCURRENCE BY NOTICE OF CANCELLATION TO TENANT AND TENANT SHALL VACATE THE DEMISED PREMISES. UNLESS THIS LEASE IS TERMINATED BY LANDLORD, TENANT SHALL HOLD THE PROCEEDS OF ALL INSURANCE CARRIED BY TENANT ON ITS PROPERTY AND IMPROVEMENTS IN TRUST FOR THE PURPOSE OF REPAIR AND REPLACEMENT. IN THE EVENT LANDLORD ELECTS TO REPAIR THE DAMAGE AND ABATEMENT OF RENT SHALL END FIVE (5) DAYS AFTER NOTICE BY LANDLORD TO TENANT THAT THE DEMISED PREMISES HAVE BEEN REPAIRED. IF ANY DAMAGE IS CAUSED BY THE NEGLIGENCE OF TENANT OR ITS EMPLOYEES, THE DAMAGES SHALL BE REPAIRED BY LANDLORD, UPON RECEIPT OF THE INSURANCE PROCEEDS, BUT THERE SHALL BE NO ABATEMENT OF RENT.

18.      INDEMNIFICATION, PUBLIC LIABILITY INSURANCE AND OTHER INSURANCE:


         A. TENANT WILL INDEMNIFY LANDLORD AND SAVE IT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, DAMAGES, LIABILITY AND EXPENSE IN CONNECTION WITH LOSS OF LIFE, PERSONAL INJURY AND/OR DAMAGE TO PROPERTY OCCURRING IN OR ABOUT, OR ARISING OUT OF, THE DEMISED PREMISES AND ADJACENT SIDEWALKS AND LOADING PLATFORMS OR AREAS, OR OCCASIONED WHOLLY OR IN PART BY ANY ACT OR OMISSION OF TENANT, ITS AGENTS, CONTRACTORS, CUSTOMERS OR EMPLOYEES.

         B. TENANT SHALL AT ALL TIMES DURING THE TERM HEREOF KEEP IN FORCE AT ITS OWN EXPENSE PUBLIC LIABILITY INSURANCE IN COMPANIES ACCEPTABLE TO LANDLORD SUFFICIENT TO COVER SUCH INDEMNIFICATION AND NAMING AS INSURED BOTH LANDLORD AND TENANT, WITH MINIMUM LIMITS OF ONE MILLION ($1,000,000.00) DOLLARS ON ACCOUNT OF BODILY INJURIES TO OR DEATH OF, ONE PERSON, AND ONE MILLION ($1,000,000.00) DOLLARS ON ACCOUNT OF BODILY INJURIES TO OR DEATH OF MORE THAN ONE PERSON AS THE RESULT OF

ANY ONE ACCIDENT OR DISASTER, AND ONE MILLION ($1,000,000.00) DOLLARS ON ACCOUNT OF DAMAGE TO PROPERTY, AND TENANT WILL FURTHER DEPOSIT THE POLICY OR POLICIES OF SUCH INSURANCE, OR CERTIFICATES THEREOF, WITH LANDLORD.

         C. TENANT SHALL DURING THE ENTIRE TERM HEREOF KEEP IN FULL FORCE AND EFFECT A POLICY OF INSURANCE UPON ALL OF THE PLATE GLASS IN THE DEMISED PREMISES, IN WHICH POLICY BOTH LANDLORD AND TENANT SHALL BE NAMES AS PARTIES COVERED THEREBY AS THEIR RESPECTIVE INTEREST MAY APPEAR. TENANT SHALL FURNISH LANDLORD WITH A CERTIFICATE OF INSURANCE OR OTHER ACCEPTABLE EVIDENCE THAT SUCH INSURANCE IS IN FORCE, AND EVIDENCE THAT THE PREMIUMS HAVE BEEN PAID BY TENANT AT LEAST TEN (100 DAYS PRIOR TO THE DUE DATE OF SAME.

         D. TENANT SHALL, AT ALL TIMES DURING THE TERM HEREOF, KEEP IN FORCE AT ITS OWN EXPENSE, FIRE INSURANCE WITH EXTENDED COVERAGE IN COMPANIES ACCEPTABLE TO LANDLORD, EQUAL TO THE REPLACEMENT COST OF TENANT'S BETTERMENTS AND IMPROVEMENTS ON THE DEMISED PREMISES, AND NAMING LANDLORD AS AN INSURED, TO THE EXTENT OF SUCH BETTERMENT AND IMPROVEMENTS.

         E. TENANT WILL FURNISH LANDLORD, PRIOR TO OR SIMULTANEOUSLY WITH TAKING POSSESSION, COPIES OF POLICIES OR CERTIFICATES OF INSURANCE EVIDENCING COVERAGES REQUIRED BY THIS LEASE. ALL POLICIES REQUIRED HEREUNDER SHALL CONTAIN AN ENDORSEMENT PROVIDING THAT THE INSURED WILL NOT CANCEL OR MATERIALLY CHANGE THE COVERAGE OF SAID POLICY OR POLICIES WITHOUT FIRST GIVING TEN (10) DAYS PRIOR WRITTEN NOTICE THEREOF TO LANDLORD.

19.      WAIVER OF CLAIMS:

         A. LANDLORD AND LANDLORD'S AGENTS, EMPLOYEES AND CONTRACTORS SHALL NOT BE LIABLE FOR, AND TENANT HEREBY RELEASES ALL CLAIMS FOR, DAMAGE TO PERSON OR PROPERTY SUSTAINED BY TENANT OR ANY PERSON CLAIMING THROUGH TENANT RESULTING FROM ANY FIRE, ACCIDENT, OCCURRENCE OR CONDITION IN OR UPON THE DEMISED PREMISES OR BUILDING OF WHICH THEY SHALL BE A PART, INCLUDING BUT NOT, LIMITED TO SUCH CLAIMS FOR DAMAGE RESULTING FROM (I) ANY DEFECT IN OR FAILURE OF PLUMBING, HEATING OR AIR CONDITIONING EQUIPMENT, ELECTRIC WIRING OR INSTALLATION THEREOF, WATER PIPES, STAIRS, RAILINGS OR WALKS; (II) ANY EQUIPMENT OR APPURTENANCES BECOMING OUT OF REPAIR; (III) THE BURSTING, LEAKING OR RUNNING OF ANY TANK, WASHSTAND, WATER CLOSET, WASTE PIPE, DRAIN OR ANY OTHER PIPE OR TANK IN, UPON OR ABOUT SUCH BUILDING OR PREMISES; (IV) THE BACKING UP OF ANY SEWER PIPE OR DOWNSPOUTS; (V) THE ESCAPE OF STORM OR HOT WATER; (VI) WATER BEING UPON OR COMING THROUGH THE ROOF OR ANY OTHER PLACE UPON OR NEAR SUCH BUILDING OR PREMISE OR OTHERWISE; (VII) THE FALLING OF ANY FIXTURE, PLASTER OR STUCCO; (VIII) BROKEN GLASS AND (IX) ANY ACT OR OMISSION OF CO-TENANTS OR OTHER OCCUPANTS OF SAID BUILDING OR ADJOINING OR CONTIGUOUS PROPERTY OR BUILDINGS.

         B. LANDLORD AND TENANT AGREE THAT IN THE EVENT THE DEMISED PREMISES OR ITS CONTENTS ARE DAMAGED OR DESTROYED BY FIRE OR OTHER INSURED CASUALTY, THE RIGHTS, IF ANY, OF EITHER PARTY AGAINST THE OTHER WITH RESPECT TO SUCH DAMAGE OR DESTRUCTION ARE WAIVED; AND THAT ALL POLICIES OF FIRE, AND/OR EXTENDED COVERAGE OR OTHER INSURANCE COVERING THE DEMISED PREMISES OR ITS CONTENTS SHALL CONTAIN A CLAUSE OR ENDORSEMENT PROVIDING IN SUBSTANCE THAT THE INSURANCE SHALL NOT BE PREJUDICED IF THE ASSUREDS HAVE WAIVED RIGHT OF RECOVERY FROM ANY PERSON OR PERSONS PRIOR TO THE DATE AND TIME OF LOSS OR DAMAGE, IF ANY.

20.      TRADE FIXTURES:

         ALL TRADE FIXTURES INSTALLED BY TENANT IN THE DEMISED PREMISES SHALL REMAIN THE PROPERTY OF TENANT AND SHALL BE REMOVABLE AT THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE OR ANY RENEWAL, OR EXTENSION THEREOF, PROVIDED TENANT SHALL NOT AT SUCH TIME BE IN DEFAULT UNDER ANY COVENANT OR AGREEMENT CONTAINED IN THIS LEASE; AND PROVIDED FURTHER THAT IN THE EVENT OF SUCH REMOVAL, TENANT SHALL PROMPTLY RESTORE THE DEMISED PREMISES TO THEIR ORIGINAL ORDER AND CONDITION. ANY SUCH TRADE FIXTURE NOT REMOVED AT OR PRIOR TO SUCH TERMINATION SHALL BE AND BECOME THE PROPERTY OF THE LANDLORD. LIGHTING FIXTURES, FLOORING, PLUMBING FIXTURES AND AIR CONDITIONING EQUIPMENT, WHETHER OR NOT INSTALLED BY TENANT, SHALL NOT BE REMOVABLE AT THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE OR AT THE EXPIRATION OF ANY RENEWAL OR EXTENSION THEREOF, AND SHALL BECOME THE PROPERTY OF LANDLORD.

21.      ASSIGNING, MORTGAGING, SUBLETTING:

         TENANT AGREES NOT TO ASSIGN, MORTGAGE, PLEDGE OR ENCUMBER THIS LEASE, IN WHOLE OR IN PART, OR SUBLET THE WHOLE OR ANY PART OF THE DEMISED PREMISES, OR PERMIT THE USE OF THE WHOLE OR ANY PART OF THE DEMISED PREMISES BY ANY LICENSEE OR CONCESSIONAIRE, WITHOUT FIRST OBTAINING THE WRITTEN CONSENT OF LANDLORD, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. LANDLORD'S CONSENT TO ANY SUCH ASSIGNMENT, SUBLEASE OR USE WILL NOT BE DEEMED A CONSENT TO ANY SUBSEQUENT ASSIGNMENT, SUBLEASE OR USE. TENANT AGREES THAT, IN THE EVENT OF ANY SUCH ASSIGNMENT, SUBLETTING, LICENSING OR GRANTING OF A CONCESSION MADE WITH THE WRIT-FEN CONSENT OF LANDLORD AS AFORESAID, IT WILL NEVERTHELESS REMAIN LIABLE FOR THE PERFORMANCE OF ALL OF THE TERMS, CONDITIONS AND COVENANTS OF THIS LEASE. IF TENANT IS A CORPORATION, AND IF CONTROL THEREOF CHANGES AT ANY TIME DURING THE TERM HEREOF, LANDLORD, AT ITS OPTION, MAY, BY GIVING SIXTY (60) DAYS PRIOR WRITTEN NOTICE TO TENANT, DECLARE SUCH CHANGE A BREACH OF THIS LEASE. LANDLORD RESERVES THE RIGHT TO CHARGE A REASONABLE ADMINISTRATIVE SERVICE FEE FOR THE COST OF PROCESSING SUCH ASSIGNMENT, MORTGAGE, OR SUBLEASE DOCUMENTATION.

22.      SUBORDINATION:

         TENANT AGREES THAT IT DOES HEREBY SUBORDINATE ITS RIGHTS HEREUNDER TO THE LIEN OF ANY MORTGAGE, GROUND LEASE, OR ANY OTHER METHOD OF FINANCING OR REFINANCING NEW OR HEREAFTER PLACED AGAINST THE LAND AND/OR THE DEMISED PREMISES AND/OR ANY OR ALL OF THE BUILDINGS NEW OR HEREAFTER BUILT OR TO BE BUILT IN THE SHOPPING CENTER BY LANDLORD AND TO ANY AND ALL ADVANCES MADE OR TO BE MADE THEREUNDER AND TO THE INTEREST THEREON AND TO ALL RENEWALS, REPLACEMENT, CONSOLIDATIONS AND EXTENSIONS THEREOF. THIS PARAGRAPH SHALL BE SELF-OPERATIVE AND NO FURTHER INSTRUMENT OF SUBORDINATION SHALL BE REQUIRED. TENANT FURTHER AGREES THAT IT WILL ENTER INTO AND EXECUTE ALL DOCUMENTS WHICH ANY MORTGAGE OR ANY GROUND LESSOR MAY REASONABLY REQUEST TENANT TO ENTER INTO AND EXECUTE, INCLUDING, BUT NOT LIMITED TO, A SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT.

23.      PERFORMANCE OF TENANT'S COVENANTS:

         TENANT COVENANTS AND AGREES THAT IT WILL PERFORM ALL AGREEMENT'S HEREIN EXPRESSED ON ITS PART TO BE PERFORMED, AND THAT IT WILL PROMPTLY, UPON RECEIPT OF WRITTEN NOTICE OR NON-PERFORMANCE THEREOF, EXCEPT FOR NON PAYMENT OF RENT FOR

WHICH NO NOTICE IS REQUIRED, COMPLY WITH THE REQUIREMENTS OF SUCH NOTICE. FURTHER IF TENANT SHALL NOT COMPLY WITH SUCH NOTICE TO THE SATISFACTION OF LANDLORD WITHIN FORTY-EIGHT (48) HOURS, IF TENANT SHALL NOT COMMENCE TO COMPLY WITHIN SUCH PERIOD AND THEREAFTER PROCEED TO COMPLETION WITH DUE DILIGENCE), SUCH NONCOMPLIANCE WILL BE CONSIDERED AN EVENT OF DEFAULT, AND LANDLORD MAY, AT ITS OPTION, DO OR CAUSE TO BE DONE ANY OR ALL OF THE THINGS SPECIFIED IN SAID NOTICE, AND IN SO DOING LANDLORD SHALL HAVE THE RIGHT TO CAUSE ITS AGENTS, EMPLOYEES AND CONTRACTORS TO ENTER UPON THE DEMISED PREMISES AND IN SUCH EVENT SHALL HAVE NO LIABILITY TO TENANT FOR ANY LOSS OR DAMAGE RESULTING IN ANY WAY FROM SUCH ACTION; AND TENANT AGREES TO PAY PROMPTLY UPON DEMAND ANY EXPENSE INCURRED BY LANDLORD IN TAKING SUCH ACTION, ANY SUCH SUM TO BE COLLECTIBLE FROM TENANT AS ADDITIONAL RENT HEREUNDER.

24.      EVENTS OF DEFAULT:

         THE OCCURRENCE OF ANY OF THE FOLLOWING SHALL CONSTITUTE AN EVENT OF DEFAULT HEREUNDER:

         A. FAILURE OF TENANT TO COMMENCE BUSINESS WITHIN THE TIME PERIOD SPECIFIED IN PARAGRAPH 2C HEREOF.

         B. DISCONTINUANCE BY TENANT OF THE CONDUCT OF ITS BUSINESS IN THE DEMISED PREMISES.

         C. THE FILING OF A PETITION BY OR AGAINST TENANT FOR ADJUDICATION AS A BANKRUPT OR INSOLVENT OR FOR ITS REORGANIZATION OR FOR THE APPOINTMENT OF A RECEIVER OR TRUSTEE OF TENANT'S PROPERTY; ANY REORGANIZATION OR PROCEEDINGS UNDER CHAPTER X AND/OR CHAPTER XI OF THE FEDERAL BANKRUPTCY LAW; AN ASSIGNMENT BY TENANT FOR THE BENEFIT OF CREDITORS; OR THE TAKING POSSESSION OF THE PROPERTY OF TENANT BY ANY GOVERNMENTAL OFFICER OR AGENCY PURSUANT TO STATUTORY AUTHORITY FOR THE DISSOLUTION OR LIQUIDATION OF TENANT.

         D. FAILURE OF TENANT TO PAY WHEN DUE ANY INSTALLMENT OF RENT, ADDITIONAL RENT AND PERCENTAGE RENT HEREUNDER OR ANY OTHER SUM HEREIN REQUIRED TO BE PAID BY TENANT.

         E. VACATION OR DESERTION OF THE DEMISED PREMISES OR PERMITTING THE SAME TO BE EMPTY AND UNOCCUPIED OR NOT OPEN FOR BUSINESS FOR A PERIOD EXCEEDING SEVEN (70 DAYS).

         F. TENANT'S REMOVAL OR ATTEMPT TO REMOVE, OR MANIFESTING AN INTENTION TO REMOVE TENANT'S GOODS OR PROPERTY FROM OR OUT OF THE DEMISED PREMISES OTHERWISE THAN IN THE ORDINARY AND USUAL COURSE OF BUSINESS WITHOUT HAVING FIRST PAID AND SATISFIED LANDLORD FOR ALL RENT WHICH MAY BECOME DUE DURING THE ENTIRE TERM OF THIS LEASE.

         G. TENANT'S FAILURE TO PERFORM ANY OTHER COVENANTS OR CONDITIONS OF THIS LEASE WITHIN TWO (2) DAYS AFTER WRITTEN NOTICE AND DEMAND.

         H. THE SALE OR TRANSFER OF FIFTY PERCENT (50%) OF THE STOCK OR ASSETS OF TENANT.

25.      RIGHTS OF LANDLORD UPON DEFAULT BY TENANT:

         A. IF TENANT IS IN DEFAULT UNDER ANY TERMS OF THIS LEASE AND IF SAME IS NOT CURED BY TENANT WITHIN TWO (2) DAYS AFTER WRITTEN NOTICE TO TENANT, THEN LANDLORD, IN ADDITION TO ALL RIGHTS AND REMEDIES GRANTED UNDER THE LAWS OF THE STATE OF FLORIDA, SHALL HAVE ANY OR ALL OF THE FOLLOWING RIGHTS:

              (I) TO RE-ENTER AND REMOVE ALL PERSONS AND PROPERTY FROM THE DEMISED PREMISES, AND SUCH PROPERTY MAY BE REMOVED AND STORED IN A PUBLIC WAREHOUSE OR ELSEWHERE AT THE COST OF AND FOR THE ACCOUNT OF TENANT, ALL WITHOUT SERVICE OF NOTICE OR RESORT TO LEGAL PROCESS AND WITHOUT BEING DEEMED GUILTY OF TRESPASS, OR BECOMING LIABLE FOR ANY LOSS OR DAMAGE WHICH MAY BE OCCASIONED THEREBY.

              (II) TERMINATE THIS LEASE AND ELECT TO DECLARE THE ENTIRE MINIMUM RENT FOR THE BALANCE OF THE TERM DUE AND PAYABLE FORTHWITH. IN ADDITION THERETO, THERE SHALL BE DUE AND PAYABLE FOR EACH REMAINING YEAR OF THE TERM OF THIS LEASE.

              (III) TERMINATE THIS LEASE AND RELET THE DEMISED PREMISES FOR THE ACCOUNT OF THE LANDLORD OR WITHIN THE SOLE, DISCRETION OF THE LANDLORD THE DEMISED PREMISES MAY BE RELET FOR THE ACCOUNT OF TENANT.

         B. IN CASE SUIT SHALL BE BROUGHT BY LANDLORD FOR THE RECOVERY OF RENT OR BECAUSE OF THE BREACH OF ANY COVENANT BY TENANT, AND IF LANDLORD IS SUCCESSFUL IN SUCH LITIGATION, THEN TENANT SHALL PAY ALL COSTS OF SAID LITIGATION, INCLUDING A REASONABLE ATTORNEY'S FEE. IN THE EVENT THAT ANY SUIT SHALL BE FILED BY EITHER LANDLORD OR TENANT INVOLVING THIS LEASE OR ANY OTHER ASPECT OF THE TENANCY, THEN THE PREVAILING PARTY IN SUCH LITIGATION SHALL BE ENTITLED TO RECOVER REASONABLE ATTORNEY'S FEES AND COSTS OF SUCH LITIGATION.

         C. THE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE DEMISED PREMISES AND/OR ANY CLAIM OR INJURY OR DAMAGE. IN THE EVENT LANDLORD COMMENCES ANY PROCEEDINGS FOR NONPAYMENT OF RENT, MINIMUM RENT, PERCENTAGE RENT OR ADDITIONAL RENT, TENANT WILL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDINGS. THIS SHALL NOT, HOWEVER, BE CONSTRUED AS A WAIVER OF THE TENANT'S RIGHT TO ASSERT SUCH CLAIMS IN ANY SEPARATE ACTION OR ACTIONS BROUGHT BY TENANT.

         D. TENANT HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS OF REDEMPTION GRANTED BY OR UNDER ANY PRESENT OR FUTURE LAWS IN THE EVENT OF TENANT BEING EVICTED OR DISPOSSESSED FOR ANY CAUSE, OR IN THE EVENT OF LANDLORD OBTAINING POSSESSION OF THE DEMISED PREMISES, BY REASON OF VIOLATION BY TENANT OF ANY OF THE COVENANTS OR CONDITIONS OF THIS LEASE, OR OTHERWISE.

         E. EXCEPT AS TO DEFAULT UNDER PARAGRAPH 24C, IF TENANT IS IN DEFAULT LANDLORD SHALL HAVE THE RIGHTS, AT ITS OPTION, TO REQUIRE THE MINIMUM RENT HE PAID IN SEMI-ANNUAL INSTALLMENTS, IN ADVANCE, FOR THE REMAINDER OF THE TERM OR EXTENDED TERM OF THIS LEASE, THE SAID SEMI-ANNUAL RENTAL TO COMMENCE EFFECTIVE AS OF THE FIRST DAY OF THE MONTH IN WHICH SAID DEFAULT BY TENANT OCCURS.

26.      FINANCING AGREEMENT:

         TENANT AGREES NOT TO ENTER INTO, EXECUTE OR DELIVER ANY FINANCING AGREEMENT THAT CAN BE CONSIDERED AS A PRIORITY TO ANY MORTGAGE OR DEED OF TRUST AND IN THE EVENT TENANT DOES SO EXECUTE OR DELIVER SUCH FINANCING AGREEMENT, SUCH ACTION ON THE PART OF TENANT SHALL BE CONSIDERED A BREACH OF THE TERMS AND CONDITIONS OF THIS LEASE, ENTITLING LANDLORD TO SUCH REMEDIES AS ARE PROVIDED FOR HEREIN.

27.      CUSTOMS AND USAGE:

         A. IT IS HEREBY COVENANTED AND AGREED, ANY LAW, USAGE OR CUSTOM TO THE CONTRARY NOTWITHSTANDING, THAT LANDLORD SHALL HAVE THE RIGHT AT ALL TIMES TO ENFORCE THE COVENANTS AND CONDITIONS OF THIS LEASE IN STRICT ACCORDANCE WITH THE TERMS HEREOF, NOTWITHSTANDING ANY CONDUCT OR CUSTOM ON THE PART OF LANDLORD IN REFRAINING FROM SO DOING AT ANY TIME OR TIMES.

         B. THE WAIVER OF LANDLORD OF ANY BREACH OF ANY TERM, COVENANT OR CONDITION HEREIN CONTAINED SHALL NOT BE DEEMED TO BE A WAIVER OF SUCH TERM, COVENANT OR CONDITION OR ANY SUBSEQUENT ACCEPTANCE OF RENT OR PARTIAL PAYMENT OF COVENANT OR CONDITION OF THIS LEASE, OTHER THAN THE FAILURE OF TENANT TO PAY THE PARTICULAR RENTAL SO ACCEPTED, REGARDLESS OF LANDLORD'S KNOWLEDGE OF SUCH PROCEEDING BREACH AT THE TIME OF THE ACCEPTANCE OF SUCH RENT. NO COVENANT, TERM OR CONDITION OF THIS LEASE SHALL BE DEEMED TO HAVE BEEN WAIVED BY LANDLORD, UNLESS SUCH WAIVER BE IN WRITING BY LANDLORD.

28.      SURRENDER AND HOLDING OVER:

         TENANT, UPON EXPIRATION OR TERMINATION OF THIS LEASE, EITHER BY LAPSE OF TIME OR OTHERWISE, AGREES PEACEABLY TO SURRENDER TO LANDLORD THE DEMISED PREMISES IN "BROOM CLEAN" CONDITION AND IN GOOD REPAIR. IN THE EVENT THAT TENANT SHALL FAIL TO SURRENDER THE DEMISED PREMISES UPON DEMAND, LANDLORD, IN ADDITION TO ALL OTHER REMEDIES AVAILABLE TO IT HEREUNDER, SHALL HAVE THE RIGHT TO RECEIVE, FOR ALL THE TIME TENANT SHALL SO RETAIN POSSESSION OF THE DEMISED PREMISES OR ANY PART , AN AMOUNT EQUAL TO TWICE THE MINIMUM AND PERCENTAGE RENT SPECIFIED IN THIS LEASE, AS APPLIES TO SUCH PERIOD.

         IF TENANT REMAINS IN POSSESSION OF THE DEMISED PREMISES WITH LANDLORD'S CONSENT BUT WITHOUT A NEW LEASE REDUCED TO WRITING AND DULY EXECUTED, TENANT SHALL BE DEEMED TO BE OCCUPYING THE DEMISED PREMISES AS A TENANT FROM MONTH-TO-MONTH, SUBJECT TO ALL THE COVENANTS, CONDITIONS AND AGREEMENTS OF THIS LEASE.

29.      ADDITIONAL CONSTRUCTION:

         LANDLORD HEREBY RESERVES THE RIGHT AT ANY TIME AND FROM TIME TO TIME TO MAKE ALTERATIONS OR ADDITIONS TO, AND TO BUILD ADDITIONAL STORIES ON, THE BUILDING IN WHICH THE DEMISED PREMISES AS CONTAINED, AND TO BUILD ADJOINING THE SAME. LANDLORD ALSO RESERVES THE RIGHT TO CONSTRUCT OTHER OR TO ADD TO OTHER BUILDINGS OR IMPROVEMENTS IN THE SHOPPING CENTER, AND TO PERMIT OTHERS TO DO SO FROM TIME TO TIME.

30.      CONDEMNATION:

         TENANT HEREBY WAIVES ANY LOSS OR DAMAGE TO TENANT OR RIGHT TO CLAIM ANY PART OF THE AWARD AS THE RESULT OF THE EXERCISE OF THE POWER OF EMINENT DOMAIN OF ANY GOVERNMENTAL BODY, WHETHER SUCH LOSS OR DAMAGE RESULTS FROM CONDEMNATION OF PART OR ALL OF THE DEMISED PREMISES OR ANY PORTION OF THE PARKING AREA OR SERVICE ENTRANCES OR EXITS. SHOULD ANY POWER OF EMINENT DOMAIN BE EXERCISED AFTER TENANT IS IN POSSESSION, SUCH EXERCISE SHALL NOT VOID OR IMPAIR THIS LEASE UNLESS THE BUILDING IN WHICH THE DEMISED PREMISES ARE SHALL BE SUBSTANTIALLY DEMOLISHED, AND UPON THE HAPPENING OF SUCH EVENT, THE RENTAL HEREIN PROVIDED SHALL PROPORTIONATELY ABATE.

31.      NOTICES:

         WHEREVER IN THIS LEASE IT SHALL BE REQUIRED OR PERMITTED THAT NOTICE OR DEMAND BE GIVEN OR SERVED BY EITHER PARTY TO THIS LEASE TO OR ON THE OTHER, SUCH NOTICE OR DEMAND SHALL NOT BE DEEMED TO HAVE BEEN DULY GIVEN OR SERVED UNLESS IN WRITING AND EITHER PERSONALLY DELIVERED OR FORWARDED BY CERTIFIED MAIL, POSTAGE PREPAID, ADDRESSED:

ORIGINAL NOTICE TO LANDLORD AT:       APOLLO BEACH PLAZA, LIMITED PARTNERSHIP
                                      P.O. BOX 3471
                                      APOLLO BEACH, FL. 33572

TO TENANT AT:

                  NAME                APOLLO INTERNATIONAL OF DELAWARE, INC.

                  ADDRESS             6542 U.S. HWY. 41 N.

                  CITY                APOLLO BEACH STATE FL. Zip 33572

                  PHONE               (813) 645-7677

AND AT:

                  NAME                DAVID CLARKE

                  ADDRESS             101 8 SYMPHONY ISLES BLVD.

                  CITY                APOLLO BEACH      STATE FL. Zip 33572

                  PHONE               (813) 681-2124

SUCH ADDRESSES MAY BE CHANGED FROM TIME TO TIME BY EITHER PARTY SERVICE NOTICE AS ABOVE PROVIDED.

32.      SUCCESSORS AND ASSIGNS:

         THE RIGHTS, OBLIGATIONS AND LIABILITIES HEREIN GIVEN TO OR IMPOSED UPON THE RESPECTIVE PARTIES HERETO SHALL EXTEND TO AND BIND THE SEVERAL AND RESPECTIVE HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES, RECEIVERS, SUCCESSORS, SUBLESSEES AND ASSIGNS OF SAID PARTIES, SUBJECT TO THE PROVISIONS OF PARAGRAPH 21 AND IF THERE SHALL

BE MORE THAN ONE TENANT, THEY SHALL ALL BE BOUND JOINTLY AND SEVERALLY BY THE TERMS, COVENANTS AND AGREEMENTS HEREIN AND THE WORD "TENANT" SHALL BE DEEMED AND TAKEN TO MEAN EACH AND EVERY PERSON OR PARTY REQUIRED OR PERMITTED BY THE TERMS OF THIS LEASE MAY BE GIVEN BY OR TO ANY ONE THEREOF, AND SHALL HAVE THE SAME FORCE AND EFFECT AS IF GIVEN BY OR TO ALL THEREOF. NO RIGHTS, HOWEVER, SHALL INSURE TO 'THE BENEFIT OF ANY ASSIGNEE OF TENANT UNLESS THE ASSIGNMENT TO SUCH ASSIGNEE HAS BEEN APPROVED BY LANDLORD IN WRITING AS AFORESAID.

33.      QUIET ENJOYMENT:

         UPON PAYMENT BY TENANT OF THE RENTS HEREIN PROVIDED, AND UPON THE OBSERVANCE OF ALL THE COVENANTS, TERMS AND CONDITIONS ON TENANT'S PART TO BE OBSERVED AND PERFORMED, TENANT SHALL PEACEABLY AND QUIETLY HOLD AND ENJOY THE DEMISED PREMISES FOR THE TERM HEREBY DEMISED WITHOUT HINDRANCE OR INTERRUPTION BY LANDLORD OR ANY OTHER PERSON OR PERSONS LAWFULLY OR EQUITABLY CLAIMING BY, THROUGH OR UNDER THE LANDLORD, SUBJECT, NEVERTHELESS, TO THE TERMS AND CONDITIONS OF THIS LEASE.

34.      BROKERS:

         TENANT REPRESENTS AND WARRANTS THAT THERE ARE NO CLAIMS FOR BROKERAGE COMMISSIONS OF FINDER'S FEES IN CONNECTION WITH THE EXECUTION OF THIS LEASE AND AGREES TO INDEMNIFY LANDLORD AGAINST AND HOLD LANDLORD HARMLESS FROM ALL LIABILITIES ARISING FROM ANY SUCH CLAIM, INCLUDING ATTORNEY'S FEES.

35.      SCOPE AND INTERPRETATION OF THE AGREEMENT:

         THIS LEASE SHALL BE CONSIDERED TO BE THE ONLY AGREEMENT BETWEEN THE PARTIES HERETO PERTAINING TO THE DEMISED PREMISES. ALL NEGOTIATIONS AND ORAL AGREEMENTS ACCEPTABLE TO BOTH PARTIES AR INCLUDED HEREIN; AND UNLESS REDUCED TO WRITING IN THIS LEASE, NO ORAL REPRESENTATION WILL BE HELD TO BE TRUE OR ACCURATE. THE LAWS OF THE STATE OF FLORIDA SHALL GOVERN THE VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS LEASE.

36.      EXCULPATION:

         TENANT AGREES THAT IT SHALL LOOK SOLELY TO THE ESTATE AND PROPERTY OF THE LANDLORD IN THE LAND AND BUILDING COMPRISING THE SHOPPING CENTER OF WHICH THE DEMISED PREMISES ARE A PART FOR THE COLLECTION OF ANY JUDGEMENT (OR ANY OTHER JUDICIAL PROCESS) REQUIRING THE PAYMENT OF MONEY BY LANDLORD IN THE EVENT OF ANY DEFAULT OR BREACH BY LANDLORD WITH RESPECT TO ANY OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE TO BE OBSERVED AND PERFORMED BV LANDLORD AND NO OTHER PROPERTY OR ESTATES OF LANDLORD SHALL BE SUBJECT TO LEVY, EXECUTION OR OTHER ENFORCEMENT PROCEDURES FOR THE SATISFACTION OF TENANT'S REMEDIES.

37.      CAPTIONS:

         ANY HEADINGS PRECEDING THE TEXT OF THE SEVERAL PARAGRAPHS AND SUBPARAGRAPHS HEREOF ARE INSERTED SOLELY FOR THE CONVENIENCE OF REFERENCE AND SHALL NOT CONSTITUTE A PART OF THIS LEASE, NOR SHALL THEY AFFECT ITS MEANING, CONSTRUCTION OR EFFECT.

38.      DELETED:

39.      MODIFICATION:

         THIS LEASE AGREEMENT MAY ONLY BE MODIFIED IN WRITING, BY BOTH PARTIES HERETO.

40.      JOINT OBLIGATION:

         IF THERE IS MORE THAN ONE TENANT TO THIS LEASE AGREEMENT, THE OBLIGATION HEREUNDER IMPOSED SHALL BE JOINT AND SEVERAL.

41.      TIME IS OF THE ESSENCE:

         TIME IS OF THE ESSENCE IN THE PERFORMANCE OF EACH PROVISION OF THIS LEASE AGREEMENT.

42.      AUTHORITY:

         IF TENANT IS A CORPORATION, EACH INDIVIDUAL EXECUTING THIS LEASE ON BEHALF OF SAID CORPORATION REPRESENTS AND WARRANTS THAT HE IS DULY AUTHORIZED TO EXECUTE AND DELIVER THIS LEASE ON BEHALF OF AID CORPORATION, IN ACCORDANCE WITH THE BY-LAWS OF SID CORPORATION AND THAT THIS LEASE IS BINDING UPON SAID CORPORATION. IF TENANT IS A PARTNERSHIP, TENANT HAS AUTHORITY ON BEHALF OF THE PARTNERSHIP TO ENTER INTO THIS LEASE AGREEMENT.

43.      CHOICE OF LAW:

         THIS LEASE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, AS MAY BE AMENDED FROM TIME TO TIME.

44.      RADON GAS:

         RADON IS A NATURALLY OCCURRING RADIO ACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDE LINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.

45.      LANDLORD'S ACCEPTANCE:

         THE SUBMISSION OF THIS LEASE TO TENANT BY LANDLORD IS DONE SOLELY FOR TENANT'S CONSIDERATION AND SHALL NOT BE DEEMED ACCEPTANCE OF THE LEASE FORMS BY LANDLORD. UPON SIGNING OF THE LEASE BY TENANT AND SUBMISSION TO LANDLORD, THIS LEASE SHALL BE CONSIDERED AN OFFER ONLY AND SHALL HAVE NO BINDING EFFECT, NOR SHALL LANDLORD'S DEPOSITING OF TENANT'S SECURITY DEPOSIT BE CONSIDERED ACCEPTANCE OF THIS LEASE. ONLY UPON FULL AGREEMENT BY BOTH PARTIES OF ALL TERMS, PROPER EXECUTION OF THIS LEASE BY TENANT AND LANDLORD, ALONG WITH TENANT'S SECURITY DEPOSIT CLEARING THE BANK AND RETURN TO TENANT OF AN EXECUTED ORIGINAL LEASE HEREOF, SHALL THIS LEASE BE CONSIDERED BINDING.

46.      SUPPLEMENTAL CODE COMPLIANCE PROVISION:

         NOTWITHSTANDING ANYTHING CONTAINED IN THIS LEASE TO THE CONTRARY, LANDLORD SHALL NOT BE OBLIGATED TO COMPLY WITH ANY CODES OR OTHER LEGAL REQUIREMENTS CURRENTLY IN EFFECT OR HEREAFTER PROMULGATED BY GOVERNING AUTHORITIES IN THE EVENT LANDLORD IS NOT REQUIRED TO SO COMPLY AS A MATTER OF LAW OR ADMINISTRATIVE REGULATION AS A RESULT OF THE EXISTENCE OF THE PROPERTY AND/OR THE DEMISED PREMISES PRIOR TO THE EFFECTIVENESS OF SUCH CODE OR OTHER LEGAL REQUIREMENT (i.e. "GRANDFATHERED"). FURTHERMORE, LANDLORD MAY WITHHOLD ITS CONSENT TO, OR PROHIBIT, ANY ALTERATIONS IS SUCH "GRANDFATHERED" EXEMPTION FROM CODE OR OTHER LEGAL REQUIREMENT COMPLIANCE WITH RESPECT TO THE DEMISED PREMISES AND THE LOSS OF SUCH EXEMPTION WOULD MATERIALLY AND ADVERSELY AFFECT LANDLORD'S BUSINESS OR CAUSE LANDLORD TO INCUR COSTS IN EXCESS OF $500.00.

         IN WITNESS WHEREOF, LANDLORD HAD HEREUNTO SET ITS HAND AND SEAL ON THIS ____ DAY OF _________________, 1997.


WITNESSES:                             LANDLORD:


------------------------------         ------------------------------
                                       BY:   M. R. SCHWARTZ
                                             GENERAL PARTNER


         IN WITNESS WHEREOF, TENANT HAS HEREUNTO SET ITS HAND AND SEAL ON THIS _____ DAY OF ________________, 1997.


WITNESSES:                             TENANT:


-----------------------------          ------------------------------
                                       BY:  DAVID CLARKE
                                            CHIEF EXECUTIVE OFFICER & PRESIDENT


----------------------------           ------------------------------
                                       BY:  STEPHEN SMITH
                                            CHIEF OPERATING OFFICER & EXECUTIVE
                                            PRESIDENT

                               TENANT INFORMATION

                                                          SECONDARY TENANT:

TENANT'S FULL NAME       DAVID CLARKE                     STEPHEN SMITH

HOME ADDRESS             1018 SYMPHONY ISLES BLVD.        5401 TWIN CREEKS DR.
                         APOLLO BEACH, FL 33572           VALRICO, FL 33594

HOME TELEPHONE #         645-0962                         681-2124

EMERGENCY PHONE #

DRIVERS LICENSE #

SOCIAL SECURITY #        242-7678-98

                                  SIGN CRITERIA

                               APOLLO BEACH PLAZA


TYPE SIGNS ALLOWED

         ALL SIGNS WILL BE INTERIOR LIGHTED CABINET STYLE SIGNS.

SIZE

                  HEIGHT   30"
                  WIDTH    8'1"
                  DEPTH    6'

MATERIALS

                  CABINET  .050 ALUMINUM
                  BACKS    .050 ALUMINUM
                  FACES    .187 PLEX, PAN FORMED AND EMBOSSED COPY.

                  LIGHTING DHO LAMPS, 3F 967 12DHO

COLORS

                  CABINET      BEIGE (GLIDDEN 15922 CHALET)

                  BACKGROUND   WHITE 403 W/LACRYL

                  COPY         LACRYL #462 CARIBBEAN BLUE

MOUNTING

         ALL SIGNS WILL BE MOUNTED WITH TOPS 6" BELOW THE METAL BANK AND CENTERED ON TENANT SPACE. TENANTS WITH MULTIPLE UNITS ARE ALLOWED TO COMBINE SIGN LENGTH TO ONE PER EACH STORE ROOM ALL IN ONE CABINET.

         1) TENANT IS RESPONSIBLE FOR THE PURCHASE OF HIS OR HER OWN SIGN.

         2) NO SIGN MAY BE REMOVED WITHOUT PERMISSION OF LANDLORD. SIGN CABINETS REMAIN PROPERTY OF LANDLORD.

         3) ALL SIGNS NOT FURNISHED BY PRIMARY SIGN CONTRACTOR MUST BE APPROVED PRIOR TO FABRICATION. SHOP DRAWINGS MUST BE SUBMITTED TO LANDLORD FOR FINAL ACCEPTANCE. ALL SIGNS MUST MEET CRITERIA ESTABLISHED HEREIN.

PRIMARY CONTRACTOR

            GULF COAST SIGN CO.
            10311 OLD HILLSBUROUGH AVE.
            TAMPA, FL. 33610

            (813) 663-0299

                                    RIDER # 2

                                 OPTION TO RENEW



THIS IS A FIVE YEARS LEASE WITH A TWO YEARS OPTION. LEASE INCEPTION DATE is 9/1/97,

EXPIRATION DATE 8/31/2002.


TENANT TO HAVE ONE - TWO YEAR OPTION. TERMS ARE AS PER ATTACHED LETTER OF PROPOSAL ACCEPTED IN FULL. TENANT TO NOTIFY LANDLORD BY REGISTERED MAIL AT LEAST NINETY (90) DAYS PRIOR TO 8/31/2002 IF HE INTENDS TO EXERCISE THIS TWO YEAR OPTION.

                                    RIDER # 4

                                     EXHIBIT
                                       "A"


"RADON GAS" RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, _____ MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON GAS THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY HEALTH UNIT.

                                 RIDER TO LEASE

                                 RENT INCREASES


THE BASE RENT PLUS SALES TAX FOR THE PERIOD 9/1/97 AND INCLUDING 8/31/98 SHALL EQUAL $4166.67 MONTHLY. OR $50,000.00 YEARLY, OR PER SQUARE FOOT NET RENT PLUS 7% FLORIDA SALES TAX OR THE PREVAILING RAT. EFFECTIVE 10/L/97 SALES TAX IS 6.75 %

AT THE COMMENCEMENT OF THE SECOND LEASE YEAR, THAT IS ON 9/1/98, THE BASE RENT SHALL BE ADJUSTED UPWARD TO EQUAL THE LESSER OF: (1) ONE HUNDRED TEN PERCENT (110%) OF BASE RENT OR ________ PER SQUARE FOOT OR (2) BASE RENT PLUS AN AMOUNT EQUAL TO BASE RENT MULTIPLIED BY THE PERCENTAGE INCREASE IN THE "CONSUMERS PRICE INDEX FOR ALL URBAN CONSUMERS -- ALL ITEMS" (1967 - 100) OF THE BUREAU OF LABOR STATISTICS OF THE UNITED STATES DEPARTMENT OF LABOR FOR THE TWELVE (12) MONTH PERIOD ENDING TWO (2) MONTHS PRIOR TO SEPTEMBER 1998.

AT THE COMMENCEMENT OF THE THIRD LEASE YEAR, THAT IS ON 9/l/99, THE SECOND YEAR RENT SHALL BE ADJUSTED UPWARD TO EQUAL THE LESSER OF (1) ONE HUNDRED TEN PERCENT (I 10%) OF THE SECOND YEAR ADJUSTED BASE RENTAL PAYMENT OR PER SQUARE FOOT OR
(2) THE SECOND YEAR "CONSUMER PRICE INDEX" FOR THE TWELVE (12) MONTH PERIOD ENDING TWO (2) MONTHS PRIOR TO SEPT. 1, 1999.

AT THE COMMENCEMENT OF EACH SUCCEEDING LEASE YEAR, ANNUAL BASE RENT SHALL BE ADJUSTED UPWARD BY THE LESSER OF ONE HUNDRED AND TEN PERCENT (110%) OF THE PRIOR LEASE YEAR'S RENT OR THE PERCENTAGE INCREASE IN THE "CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS -- ALL ITEMS" (1967 - 100) OF THE BUREAU OF LABOR STATISTICS OF THE U.S. DEPARTMENT OF LABOR FOR THE TWELVE (12) MONTH PERIOD ENDING TWO (2) MONTHS PRIOR TO SEE OPTION AGREEMENT.

THE FOLLOWING SCHEDULE SHALL BE INCORPORATED BY REFERENCE IN COMPUTING ALL UPWARD RENT ADJUSTMENT OPTIONS:

LEASE                                           110% TABLE OF      CPI % =
YEAR      PERIOD                                SQ. FT. RATES      FRACTION
-----  -----------------                        -------------    ------------

  1    2ND LEASE YEAR                                            CPI SEP 1998
                                                                 ------------
                                                                 CPI SEP 1997

  2    THIRD LEASE YEAR                                          CPI SEP 1999
                                                                 ------------
                                                                 CPI SEP 1998

  3    FOURTH LEASE YEAR                                         CPI SEP 2000
                                                                 ------------
                                                                 CPI SEP 1999

  4    FIFTH LEASE YEAR                                          CPI SEP 2001
                                                                 ------------
                                                                 CPI SEP 2000

  5    AS PER LETTER OF INTENT ATTACHED HERETO